                                                                EXHIBIT (b)(3)

[GRAPHIC]


PRESENTATION TO THE
BOARD OF DIRECTORS OF
EMERGING COMMUNICATIONS, INC.

--------------------------------------------------------------------------------


AUGUST 13, 1998






HOULIHAN LOKEY HOWARD & ZUKIN CAPITAL
31 West 52nd Street, 11th Floor
New York, NY  10019
(212) 582-5000 -- http://www.hlhz.com
New York -- Los Angeles -- Chicago -- San Francisco -- Washington, D.C. -- Minneapolis -- Dallas -- Atlanta -- Toronto

                                                   Emerging Communications, Inc.
--------------------------------------------------------------------------------


Table of Contents


                                                                Section
                                                                -------
Introduction..................................................     A

Timeline of Significant Events................................     B

Valuation Summary of Proposed Offer...........................     C

Valuation Parameters of Emerging Communications...............     D

Comparison of Company Projections.............................     E

Relative Volume Analysis......................................     F

Supporting Documents..........................................     G


--------------------------------------------------------------------------------
                                           Houlihan Lokey Howard & Zukin Capital

--------------------------------------------------------------------------------
INTRODUCTION
--------------------------------------------------------------------------------


                                                   Emerging Communications, Inc.
--------------------------------------------------------------------------------

Introduction
--------------------------------------------------------------------------------

SCOPE OF ENGAGEMENT

Houlihan Lokey Howard & Zukin Capital has been retained by the Special Committee of the Board of Directors of Emerging Communications, Inc. ("EmCom" or the "Company") to provide an opinion as to whether the consideration received by the public common stockholders of EmCom in the proposed acquisition of the Company (the "Transaction") by Innovative Communications Company LLC ("ICC") is fair from a financial point of view.

SUMMARY DESCRIPTION OF THE TRANSACTION

On August 10, 1998, Mr. Jeffery Prosser and the Special Committee to the Board of Directors negotiated a purchase price of $10.25 per share in cash for the common stock of EmCom. Previously, on May 29, 1998, the Company announced that it had received a proposal from Mr. Prosser for the acquisition of the Company pursuant to which the public shareholders of the Company would receive $9.125 per share in cash.

Each EmCom shareholder will be entitled to receive $10.25 in cash for each EmCom share.

DUE DILIGENCE COMPLETED

In connection with our analysis, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

1. reviewed the publicly available financial information of the Company since the split-off of the Company from Atlantic Tele-Network, Inc. ("ATNI"), including Annual Reports on Form 10-K of the Company for the fiscal year ended December 31, 1997, and the Quarterly Report on 10-Q of the Company as of March 31, 1998;

2. met with certain members of the senior management of the Company to discuss the operations, financial condition, future prospects and projected operations and performance of the Company;

3. visited certain facilities and business offices of the Company in St. Thomas, U.S. Virgin Islands;


---------------------------------- Houlihan Lokey Howard & Zukin Capital ---  1

                                                   Emerging Communications, Inc.
--------------------------------------------------------------------------------

Introduction
--------------------------------------------------------------------------------



4. reviewed forecasts dated March 25, 1998 prepared by the Company's management for the years ending December 31, 1998 through 2007;

5. reviewed the historical market prices and trading volume for the publicly traded securities of the Company;

6. reviewed publicly available financial data for certain companies that we deem comparable to the Company, and publicly available prices and premiums paid in other transactions that we considered similar to the Transaction;

7. had discussions with Jeffrey J. Prosser, the majority shareholder of the Company and the sole shareholder of ICC, and with certain members of Prudential Securities who are acting as advisor to Mr. Prosser; and

8. conducted such other studies, analyses and inquiries as we have deemed appropriate.

LIMITING CONDITIONS

We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Company, and that there has been no material change in the assets, financial condition, business or prospects of the Company since the date of the most recent financial statements made available to us.

We have not independently verified the accuracy and completeness of the information supplied to us with respect to the Company and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of the Company. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this presentation.

Houlihan Lokey's Opinion is directed to the Special Committee of the Board of Directors of the Company and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote at the stockholders' meeting to be held in connection with the Transaction. Houlihan Lokey's Opinion is delivered to each recipient subject to the conditions, scope of engagement, limitations and understandings set forth in this Opinion and our engagement letter, and subject to the understanding that the obligations of Houlihan Lokey in the Transaction are solely corporate obligations, and without limiting Houlihan Lokey's obligations, to the extent permitted by applicable law, no officer, director, employee, agent, shareholder or controlling person of Houlihan Lokey shall be subjected to any personal liability whatsoever to any person, nor will any such claim be asserted by or on behalf of you or your affiliates.


---------------------------------- Houlihan Lokey Howard & Zukin Capital ---  2

--------------------------------------------------------------------------------
TIMELINE OF SIGNIFICANT EVENTS
--------------------------------------------------------------------------------


                                                   Emerging Communications, Inc.
--------------------------------------------------------------------------------


Timeline of Significant Events
--------------------------------------------------------------------------------

February 1996           The two largest (and majority) shareholders of ATNI
                        agreed to explore the possibility of selling the company. PaineWebber Inc. and Prudential Securities Inc.
                        were retained to solicit potential buyers. During the selling process, 36 potential buyers were contacted resulting in 2 credible offers for the assets of EmCom.
                        One offer represented an equity value range of between $35 - $50 million (enterprise value of between $116 and $131) and the other offer represented an equity value range of between $90 - $120 (enterprise value of between $171 and $201). No transaction was consummated.

January 1997            Mr. Prosser and Mr. Prior announced their intention to
                        split ATNI into two separate companies.

May 1997 The U.S. Virgin Islands Industrial Development Commission granted Vitelco, a wholly owned subsidiary of ATNI, a tax abatement to allow Vitelco to recover damage costs associated with Hurricane Marilyn in September 1995. The IDC granted a rebate of 90% of Virgin Islands income taxes and 100% of Virgin Islands' gross receipts, excise and property taxes for five years beginning October 1, 1998.

July 1997               The Board of Directors of ATNI approves the split-up of
                        ATNI into two separate companies. Prudential Securities renders an opinion stating that the transaction as a whole is fair from a financial point of view. The terms of the transaction required Mr. Prosser and Mr. Prior to exchange shares in each of the two companies implying a price of $13.25 for each share of EmCom and, simultaneous with the closing of the transaction, the Company purchased approximately 1.3 million shares of EmCom from Mr. Prior for cash consideration equal to $13.25 per share.

December 1997           ATNI split to create two public companies, Emerging
                        Communications (AMEX: ECM) and ATN (AMEX: ANK). Emerging
                        Communications retained ownership of the telephone operations in the U.S. Virgin Islands and ATN retained ownership of operations in Guyana.

March 1998              Mr. Prosser completed the purchase of the Virgin Islands
                        cable company through ICC.

April 1998              The Company announced the completed acquisition of 66%
                        of SMB Holdings ("SMB"), a cellular provider in St.
                        Maarten and St. Martin. The purchase price was based on 5 times SMB's EBITDA.

May 1998 EmCom announced that the Board of Directors received a proposal from ICC for the acquisition of the Company for $9.125 per share. ICC is a company wholly owned by Jeffrey Prosser, the Chairman, CEO and controlling shareholder of EmCom.

August 10, 1998         Mr. Prosser increased his offer to $10.25 per share
                        after negotiating with the Special Committee of the Board of Directors.



---------------------------------- Houlihan Lokey Howard & Zukin Capital ---  3

--------------------------------------------------------------------------------
VALUATION SUMMARY OF PROPOSED OFFER
--------------------------------------------------------------------------------


                            Emerging Communications
                      Valuation Summary of Proposed Offer
--------------------------------------------------------------------------------

($ in 000, except per share values)



                                                                    Offer Price
                                                                    -----------
Offer Price Per Share                                                 $10.250
Shares Outstanding (000's)                                             10,959
                                                                     --------
  Market Value of Equity ("MVE")                                     $112,331
Net Debt (debt net of cash as of June 30, 1998)                      $168,180
                                                                     --------
  Total Invested Capital ("TIC")                                     $280,511


Premium Over Unaffected Stock Price of $6.8375 (1)                       49.9%
Premium Over 52 Week High of $9.00 as of January 6, 1998                 13.9%
Premium Over 52 Week Low of $6.25 as of February 5, 1998                 64.0%


                                Representative
P/E Multiples (2)                  Level
-----------------                  -----
Projected 1998 P/E                 $7,033                                16.0x
Projected 1999 P/E                 $9,185                                12.2x


TIC Multiples (3)
-----------------
LTM Pro Forma Revenue              $84,221                                3.3x
LTM Pro Forma EBITDA               $39,719                                7.1x
LTM Pro Forma EBIT                 $20,925                               13.4x




Notes
-----
LTM = Latest Twelve Months
P/E = Price Earnings
EBITDA = Earnings Before Interest Taxes and Depreciation
EBIT = Earnings Before Interest and Taxes

(1) Unaffected stock price represents the average stock price for the 30 days prior to the announcement of the offer.
(2) Net Income is adjusted to reflect a normalized tax rate of 37.4%
(3) All results are pro forma for the acquisition of the St. Martin cellular operations.

                                                   Emerging Communications, Inc.
--------------------------------------------------------------------------------


Valuation Summary of Proposed Offer
--------------------------------------------------------------------------------


                            Emerging Communications
                     Daily Stock Price and Volume History


      [THE FOLLOWING WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL]

      EMCOM

                         Price       Volume   Index
                         -----       ------
      12/31/97            8.00       21,300          1.00
                          7.88            0          0.98
                          8.25        2,000          1.03
                          8.75       19,600          1.09
                          8.50       14,100          1.06
                          8.25        9,700          1.03
                          8.00        7,700          1.00
                          7.63       23,900          0.95
                          7.25       17,600          0.91
                          7.63       15,900          0.95
      01/15/98            7.63       13,600          0.95
                          7.75        5,800          0.97
                          7.63        8,300          0.95
                          7.25       11,100          0.91
                          7.25       12,800          0.91
                          7.38        7,400          0.92
                          7.00       13,800          0.88
                          6.88        7,000          0.86
                          6.88        4,500          0.86
                          6.50       18,200          0.81
      01/30/98            6.75       11,100          0.84
                          6.69       28,500          0.84
                          6.69        3,900          0.84
                          6.69        1,800          0.84
                          6.50       24,200          0.81
                          6.50       19,300          0.81
                          6.94      125,000          0.87
                          6.94       13,900          0.87
                          7.50       39,800          0.94
                          7.56       12,300          0.95
      02/13/98            7.38        3,300          0.92
                          7.50        2,300          0.94
                          7.50        5,500          0.94
                          7.50       12,200          0.94
                          7.56        5,600          0.95
                          7.63        3,100          0.95
                          7.63       37,800          0.95
                          7.63       11,500          0.95
                          7.63          900          0.95
                          7.63       60,100          0.95
      03/02/98            7.63        1,600          0.95
                          7.69       53,100          0.96
                          7.75       51,400          0.97
                          7.50        6,700          0.94
                          7.50        5,500          0.94
                          7.13       43,900          0.89
                          7.00       15,100          0.88
                          6.94        3,000          0.87
                          7.31       81,400          0.91
                          7.44       10,000          0.93
      03/16/98            7.50       41,800          0.94
                          7.44        4,400          0.93
                          7.38       17,600          0.92
                          7.38        2,200          0.92
                          7.38       21,100          0.92
                          7.38       15,300          0.92
                          7.13        6,800          0.89
                          7.00       19,600          0.88
                          7.06        1,300          0.88
                          7.38       15,600          0.92
      03/30/98            7.38       20,900          0.92
                          7.00       53,600          0.88
                          6.94        4,000          0.87
                          6.88       12,200          0.86
                          6.75       11,500          0.84
                          6.63          200          0.83
                          6.88        3,500          0.86
                          6.75          800          0.84
                          6.75        5,400          0.84
                          6.75        4,000          0.84
      04/14/98            6.75        3,200          0.84
                          6.75       10,000          0.84
                          6.63        5,600          0.83
                          6.63       13,600          0.83
                          6.75        7,000          0.84
                          6.75        2,300          0.84
                          6.56        6,200          0.82
                          6.56        1,600          0.82
                          6.75        5,400          0.84
                          6.50        4,400          0.81
      04/28/98            6.50        5,600          0.81
                          6.50       13,500          0.81
                          6.38       11,000          0.80
                          6.25            0          0.78
                          6.50        3,500          0.81
                          6.56        1,700          0.82
                          6.69        1,800          0.84
                          6.75       10,100          0.84
                          6.75        5,000          0.84
                          6.63       12,600          0.83
      05/12/98            6.94       56,500          0.87
                          7.06       34,200          0.88
                          7.00       23,600          0.88
                          7.00      450,000          0.88
                          7.50       23,200          0.94
                          7.50        9,400          0.94
                          7.44       32,100          0.93
                          7.38       13,500          0.92
                          7.19       11,100          0.90
                          7.00        8,400          0.88
      05/27/98            7.00        1,300          0.88
                          7.00       30,300          0.88
                          8.94       47,600          1.12
                          8.75       51,600          1.09
                          8.56       11,600          1.07
                          8.63       25,500          1.08
                          8.56       21,500          1.07
                          8.75       22,700          1.09
                          8.56       12,500          1.07
                          8.50       12,900          1.06
      06/10/98            8.50       10,800          1.06
                          8.38       14,500          1.05
                          8.38        1,800          1.05
                          8.38          100          1.05
                          8.38        2,100          1.05
                          8.31        5,500          1.04
                          8.31        7,500          1.04
                          8.25          300          1.03
                          8.38        3,700          1.05
                          8.38        7,500          1.05
      06/24/98            8.50        1,400          1.06
                          8.50        4,800          1.06
                          8.63        4,300          1.08
                          8.50        6,400          1.06
                          8.56       13,700          1.07
                          8.50          300          1.06
                          8.50        3,100          1.06
                          8.50        8,700          1.06
                          8.44       20,500          1.05
                          8.44        3,500          1.05
      07/09/98            8.38        7,900          1.05
                          8.13       25,700          1.02
                          8.13        4,600          1.02
                          8.13        4,100          1.02
                          8.38        9,400          1.05
                          8.25       30,400          1.03
                          8.00            0          1.00
                          8.31       20,300          1.04
                          8.38       13,200          1.05
      07/22/98            8.38       11,000          1.05



---------------------------------- Houlihan Lokey Howard & Zukin Capital ---  5

------------------------------------------------------------------------------------------------------------------------------------
                                                      Emerging Communications
                                        Proforma Historical Representative Earnings Levels
------------------------------------------------------------------------------------------------------------------------------------
($ in thousands)

                                  Estimated             Estimated                 Estimated
                                 Proforma FYE          Proforma FYE               LTM Ended          Projected FYE       1996-1998
                                December 1996 (1)     December 1997 (1)          June 1998 (2)      December 1998 (3)       CAGR
                               --------------------  -------------------     --------------------  --------------------  -----------
                                             % of                  % of                    % of                  % of

                                Dollars    Revenue    Dollars     Revenue     Dollars    Revenue    Dollars    Revenue
                                -------    -------    -------     -------     -------    -------    -------    -------
    Total Revenues              $78,527     100.0%    $83,779     100.0%      $84,221     100.0%    $84,820     100.0%      3.9%

    Total Operating Expenses     42,078     53.6%      44,897      53.6%       44,502     52.8%      42,814     50.5%
-------------------------------------------------------------------------------------------------------------------------
    Total EBITDA                $36,449     46.4%     $38,882      46.4%      $39,719     47.2%     $42,006     49.5%       7.4%
-------------------------------------------------------------------------------------------------------------------------
    Total Depreciation and
     Amortization                15,075     19.2%      16,342      19.5%       18,794     22.3%      20,286     23.9%
-------------------------------------------------------------------------------------------------------------------------
    Total EBIT                  $21,374     27.2%     $22,540      26.9%      $20,925     24.8%     $21,720     25.6%       0.8%
-------------------------------------------------------------------------------------------------------------------------
Interest (net)                                                                                       10,486     12.4%
                                                                                                 ------------------------
Earning Before Taxes                                                                                 11,235     13.2%

Taxes (4)                                                                                             4,202      5.0%

-------------------------------------------------------------------------------------------------------------------------
Net Income Before Minority
 Interest                                                                                             7,033      8.3%
-------------------------------------------------------------------------------------------------------------------------
Local Access Lines               58,036                62,140                  63,689                64,626                 5.5%
                                                                                                                         -----------

(1) Includes pro forma results of EmCom and the St. Martin cellular operations assuming the transactions occurred on January 1, 1996.

(2) Includes LTM results of EmCom and 12 months of St. Martin cellular for the period ending 12/31/97.

(3) Includes projections for EmCom for the period 1/1/98 - 12/31/98, actual results of the St. Martin for period 1/1/98 - 3/31/98 and projections for St. Martin for the period 4/1/98 - 12/31/98.

(4) Taxes reflect a normalized tax rate of 37.4%

------------------------------------------------------------------------------------------------------------------------------------
                                                      Emerging Communications
                                               Actual Representative Earnings Levels
------------------------------------------------------------------------------------------------------------------------------------
($ in thousands)

                                                               6 Months      6 Months                    Projected
                                    EmCom         EmCom           Ended         Ended           LTM         EmCom     1996-1998
                                 FYE 1996      FYE 1997          Jun-98        Jun-97        Jun-98      FYE 1998        CAGR
                                 --------      --------          ------        ------        ------      --------   ---------------
Revenue                           $68,664       $73,339         $36,988       $36,546       $73,781       $82,620        9.7%

Operating Expenses                 37,455        39,914          17,540        17,935        39,519        41,380

------------------------------------------------------------------------------------------------------------------
EBITDA                            $31,209       $33,425         $19,448       $18,611       $34,262       $41,240       15.0%
------------------------------------------------------------------------------------------------------------------

Depreciation and Amortization      14,276        15,489          10,467         8,015        17,941        20,033

------------------------------------------------------------------------------------------------------------------
EBIT                              $16,933       $17,936          $8,981       $10,596       $16,321       $21,207       11.9%
------------------------------------------------------------------------------------------------------------------

Other Income and Expense           (9,082)       (8,038)         (3,998)       (4,148)       (7,888)       (9,998)

Income Taxes                        2,215        (8,391)          1,761        (8,997)        2,367         4,090

Minority Interest                      81             -               -             4            (4)        1,452

------------------------------------------------------------------------------------------------------------------
 Net Income                        $5,555       $18,289          $3,222       $15,441        $6,070        $5,667        1.0%
------------------------------------------------------------------------------------------------------------------  ---------------

------------------------------------------------------------------------------------------------------------------------------
                                                      Emerging Communications
                                             Projected Representative Earnings Levels
------------------------------------------------------------------------------------------------------------------------------
($ in thousands)
                                                                 Projected Fiscal Year Ending
                                   -------------------------------------------------------------------------------------------
                                       December 1998            December 1999          December 2000          December 2001
                                   ----------------------   --------------------   --------------------   --------------------
                                                   % of                   % of                  % of                   % of
                                      Dollars     Revenue     Dollars    Revenue     Dollars   Revenue      Dollars  Revenue
                                      -------     -------     -------    -------     -------   -------      -------  -------

Revenues                                 $84,820  100.0%        $85,953  100.0%       $89,244  100.0%        $92,504  100.0%

Operating Expenses (1)                    42,814   50.5%         39,675   46.2%        40,954   45.9%         42,018  45.4%
                                   ----------------------   --------------------   --------------------   --------------------

Operating Margin                          42,006   49.5%         46,278   53.8%        48,290   54.1%         50,486  54.6%

------------------------------------------------------------------------------------------------------------------------------
EBITDA                                   $42,006   49.5%        $46,278   53.8%       $48,290   54.1%        $50,486  54.6%
------------------------------------------------------------------------------------------------------------------------------

Depreciation and Amortization             20,286   23.9%         21,615   25.1%        22,057   24.7%         21,968  23.7%

------------------------------------------------------------------------------------------------------------------------------
EBIT                                     $21,720   25.6%        $24,663   28.7%       $26,233   29.4%        $28,518  30.8%
------------------------------------------------------------------------------------------------------------------------------

Interest (net)                            10,486   12.4%          9,991   11.6%         9,405   10.5%          8,825   9.5%
                                   ----------------------   --------------------   --------------------   --------------------

Earnings Before Taxes                    $11,235   13.2%        $14,672   17.1%       $16,828   18.9%        $19,693  21.3%

Taxes                                      4,079   4.8%           1,669   1.9%          2,621   2.9%           3,492   3.8%
                                   ----------------------   --------------------   --------------------   --------------------

Net Income before Minority Interest        7,156   8.4%          13,003   15.1%        14,207   15.9%         16,201  17.5%

Tax Adjustment (2)                          $123                 $3,818                $3,673                 $3,873

------------------------------------------------------------------------------------------------------------------------------
Adjusted Net Income                        7,033   8.3%           9,185   10.7%        10,534   11.8%         12,328  13.3%
------------------------------------------------------------------------------------------------------------------------------

Access Lines                              64,626                 67,211                69,899                 72,695


                                             Projected Fiscal Year Ending         Projected
                                      ------------------------------------------  1998-2003
                                         December 2002          December 2003        CAGR
                                      --------------------  --------------------   --------
                                                    % of                  % of
                                        Dollars    Revenue     Dollars   Revenue
                                        -------    -------     -------   -------
Revenues                                  $95,826  100.0%        $99,152 100.0%      3.2%

Operating Expenses (1)                     43,096   45.0%         45,134  45.5%
                                      --------------------  --------------------

Operating Margin                           52,730   55.0%         54,018  54.5%

--------------------------------------------------------------------------------
EBITDA                                    $52,730   55.0%        $54,018  54.5%      5.2%
--------------------------------------------------------------------------------

Depreciation and Amortization              22,463   23.4%         20,894  21.1%

--------------------------------------------------------------------------------
EBIT                                      $30,267   31.6%        $33,124  33.4%      8.8%
--------------------------------------------------------------------------------

Interest (net)                              8,103   8.5%           7,407  7.5%
                                      --------------------  --------------------

Earnings Before Taxes                     $22,164   23.1%        $25,717  25.9%     18.0%

Taxes                                       3,760   3.9%           6,182  6.2%
                                      --------------------  --------------------

Net Income before Minority Interest        18,404   19.2%         19,535  19.7%     22.2%

Tax Adjustment (2)                         $4,529                 $3,436

--------------------------------------------------------------------------------
Adjusted Net Income                        13,875   14.5%         16,099  16.2%     18.0%
--------------------------------------------------------------------------------

Access Lines                               75,603                 78,627             4.0%
                                                                                   --------



(1) Excludes Depreciation and Amortization.

(2) Adjusts Reported Net Income levels to reflect a normalized tax rate of 37.4%.

------------------------------------------------------------------------------------------------------------------------------------
                                                      Emerging Communications
                                                Market Multiple Valuation Analysis
------------------------------------------------------------------------------------------------------------------------------------
($ in thousands)

                                 Representative                                    Debt and             Total Invested Capital
                                      Level                 Multiple Range         Preferred                    Range
                                ----------------     --------------------------  -------------    --------------------------------
  LTM Ended
   6/30/98
-------------
TIC/Revenue                          $84,221           2.90       -       3.10                     $244,241       -       $261,085

TIC/EBITDA                           $39,719           6.5        -       7.5                      $258,174       -       $297,893

TIC/EBIT                             $20,925           11.0       -       12.0                     $230,175       -       $251,100

  Projected
  FY Ending
   12/31/98
-------------
TIC/EBITDA                           $42,006           6.0        -       7.0                      $252,038       -       $294,044

TIC/EBIT                             $21,720           10.5       -       11.5                     $228,063       -       $249,783

Price/Earnings                       $7,033            14.0       -       16.0      172,520        $270,981       -       $285,047

  Projected
 Year Ending
   12/31/99
-------------
TIC/EBITDA                           $46,278           5.5        -       6.5                      $254,529       -       $300,807

TIC/EBIT                             $24,663           10.0       -       11.0                     $246,630       -       $271,293

Price/Earnings                       $9,185            12.0       -       14.0      172,520        $282,736       -       $301,105

----------------------------------------------------------------------------------------------------------------------------------
Average of Implied Total Invested Capital Ranges                                                   $252,000       -       $279,000
----------------------------------------------------------------------------------------------------------------------------------

Plus: Cash as of 6/30/98                                                                              4,340        -         4,340
Less: Total Debt as of 6/30/98                                                                      172,520        -       172,520

----------------------------------------------------------------------------------------------------------------------------------
Implied Equity Value Range                                                                          $83,820       -       $110,820
----------------------------------------------------------------------------------------------------------------------------------

Add: Value of Tax Abatement Benefit (1)                                                              13,965       -         13,965
Less: Equity Value of Minority Interest in Cellular Operations (2)                                   10,000       -         10,000

----------------------------------------------------------------------------------------------------------------------------------
Adjusted Equity Value Range                                                                         $87,785       -       $114,785
----------------------------------------------------------------------------------------------------------------------------------

Shares Outstanding as of 7/23/98                                                                     10,959       -         10,959

----------------------------------------------------------------------------------------------------------------------------------
Implied Equity Value Per Share                                                                        $8.01       -         $10.47
----------------------------------------------------------------------------------------------------------------------------------


(1) Calculation of tax abatement benefit determined using a discounted cash flow analysis as shown on the following page.

(2) Represents the value of the minority equity ownership (33%) of the St. Martin cellular operations. Based on verbal representation by the Company that the 66% of the cellular operations were acquired for $20 million.

------------------------------------------------------------------------------------------------------------------------------------
                                                      Emerging Communications
                                               Discounted Cash Flow - Tax Abatement
------------------------------------------------------------------------------------------------------------------------------------



                                              3 Months                     Projected Fiscal Years Ending December 31,
                                                 Ended     -----------------------------------------------------------------------
                                                Dec-98            1999           2000          2001          2002            2003
                                                ------            ----           ----          ----          ----            ----
Tax Abatement Benefit (1)                         $863          $3,818         $3,673        $3,873        $4,529          $3,436

Discount (Cost of Equity)        16.0%

Discount Period                                   0.13            0.75           1.75          2.75          3.75            4.75
Discount Factor                                   0.98            0.89           0.77          0.66          0.57            0.49

Discounted Free Cash Flow                         $848          $3,416         $2,833        $2,575        $2,596          $1,698

--------------------------------------------
Net Present Value               $13,965
--------------------------------------------




(1) The tax abatement is calculated as the difference between a normalized tax expense assuming a rate of 37.4% and the tax expense as provided in the Company's projections.

Note: Cash Flow is discounted using mid-year convention.

----------------------------------------------------------------------------------------------------------------------------------
                                                      Emerging Communications
                                                           Risk Ranking
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
           Size                                              Size                                  Leverage
       Revenue (000's)                            Access Lines (as of 12/31/97)              Total Debt / EBITDA
----------------------------------------------------------------------------------------------------------------------------------
Century Telephone            $1,074,256    Century Telephone              1,200,000.00    CT Communications               0.4
Aliant Communications          $293,250    Aliant Communications            273,008.00    CFW Communications              0.7
----------------------------------------
Emerging Communications         $84,221    CT Communications                102,221.00    Aliant Communications           0.8
----------------------------------------
CT Communications               $81,647    Conestoga Enterprises             76,421.00    North Pittsburgh                0.8
                                           --------------------------------------------
Hickory Tech Corp               $79,650    Emerging Communications           62,140.00    Hickory Tech Corp               1.4
                                           --------------------------------------------
North Pittsburgh                $65,716    Hickory Tech Corp                 59,223.00    Conestoga Enterprises           1.8
CFW Communications              $61,779    D & E Communications              53,673.00    D & E Communications            2.1
                                                                                          ----------------------------------------
Conestoga Enterprises           $59,161    CFW Communications                36,000.00    Emerging Communications         4.3
                                                                                          ----------------------------------------
D & E Communications            $49,418    North Pittsburgh                         NA    Century Telephone               4.7
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
         Coverage                               Quality of Earnings
  EBITDA Interest Coverage                    Depreciation / Net Income
----------------------------------------------------------------------------------------
Aliant Communications              62.8    D & E Communications                 104.6%
                                           ---------------------------------------------
CFW Communications                 42.4    Emerging Communications               89.8%
                                           ---------------------------------------------
CT Communications                  40.8    Conestoga Enterprises                 68.7%
North Pittsburgh                   36.3    Century Telephone                     58.2%
Conestoga Enterprises              12.3    Aliant Communications                 55.0%
Hickory Tech Corp                  10.1    North Pittsburgh                      49.5%
D & E Communications                7.6    CT Communications                     48.5%
Century Telephone                   6.3    CFW Communications                    46.4%
-----------------------------------------
Emerging Communications              NA    Hickory Tech Corp                     39.2%
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
           Efficiency                                    Efficiency                            Profitability
       Inventory Turnover                       Average Collection Period                      EBIT / Sales
--------------------------------------------------------------------------------------------------------------------------------
Conestoga Enterprises             44.2     Conestoga Enterprises                  39.2    North Pittsburgh                 33.7%
Century Telephone                 34.6     CT Communications                      40.4    CFW Communications               33.1%
D & E Communications              27.5     North Pittsburgh                       50.8    Century Telephone                32.5%
                                           ---------------------------------------------
CT Communications                 22.0     Emerging Communications                61.1    Aliant Communications            31.4%
                                           ---------------------------------------------
CFW Communications                20.9     Century Telephone                      61.9    Hickory Tech Corp                27.5%
North Pittsburgh                  12.6     CFW Communications                     63.6    Conestoga Enterprises            26.4%
----------------------------------------
Emerging Communications           10.4     Hickory Tech Corp                      65.7    CT Communications                26.3%
----------------------------------------
                                                                                          --------------------------------------
Hickory Tech Corp                  8.2     D & E Communications                   95.5    Emerging Communications          24.8%
                                                                                          --------------------------------------
Aliant Communications               NA     Aliant Communications                    NA    D & E Communications             17.1%
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
            Profitability                                Profitability
            EBITDA /Sales                                 EBT / Sales
----------------------------------------------------------------------------------------
Century Telephone                 51.4%    North Pittsburgh                      32.3%
North Pittsburgh                  50.4%    CFW Communications                    32.0%
Aliant Communications             48.6%    Aliant Communications                 30.6%
CFW Communications                48.5%    CT Communications                     25.3%
-----------------------------------------
Emerging Communications           47.2%    Century Telephone                     24.3%
-----------------------------------------
Conestoga Enterprises             44.6%    Hickory Tech Corp                     23.7%
CT Communications                 39.0%    Conestoga Enterprises                 22.8%
Hickory Tech Corp                 38.3%    D & E Communications                  12.5%
                                           ---------------------------------------------
D & E Communications              35.0%    Emerging Communications                  NA
----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                 Growth                                     Growth                                           Growth
           4-Year Revenue (1)                          Annual Revenue                                      4-Year EBITDA
--------------------------------------------------------------------------------------------------------------------------------
D & E Communications              51.6%    Conestoga Enterprises                 31.0%    D & E Communications            63.9%
CFW Communications                21.1%    Century Telephone                     20.3%    Century Telephone               19.9%
Century Telephone                 20.1%    CFW Communications                    18.1%    Aliant Communications           15.4%
                                                                                          --------------------------------------
CT Communications                 15.6%    CT Communications                     17.0%    Emerging Communications         15.0%
                                                                                          --------------------------------------
Aliant Communications             11.6%    Hickory Tech Corp                     14.9%    CFW Communications              14.5%
North Pittsburgh                  10.6%    North Pittsburgh                      10.5%    Hickory Tech Corp               13.2%
Hickory Tech Corp                  9.8%    D & E Communications                   9.2%    North Pittsburgh                 9.5%
----------------------------------------
Emerging Communications            9.7%    Aliant Communications                  8.4%    CT Communications                8.3%
----------------------------------------   --------------------------------------------
Conestoga Enterprises                NA    Emerging Communications                6.8%    Conestoga Enterprises              NA
--------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
              Growth                                          Growth
           Annual EBITDA                           5 Year Projected EPS Growth (2)
                                           ---------------------------------------------
Hickory Tech Corp                 21.0%    Emerging Communications               18%
                                           ---------------------------------------------
CFW Communications                20.1%    Century Telephone                     13%
CT Communications                 19.0%    CFW Communications                    13%
Century Telephone                 19.0%    Aliant Communications (3)             10%
Conestoga Enterprises             17.8%    North Pittsburgh                       8%
North Pittsburgh                  12.7%    Hickory Tech Corp                      NA
Aliant Communications             12.1%    D & E Communications                   NA
D & E Communications               8.4%    Conestoga Enterprises                  NA
----------------------------------------
Emerging Communications            7.1%    CT Communications                      NA
----------------------------------------------------------------------------------------


(1) For Emerging Communications, represents two year growth from 1996 to projected fiscal year 1998. Comparable company growth rates are based on historical financial results.

(2) Source of EPS growth is S&P Earnings Guide, July 1998.

(3) Source of earnings growth is IBES.

--------------------------------------------------------------------------------
                            Emerging Communications
                           Multiple Ranking Analysis
--------------------------------------------------------------------------------


-----------------------------------         ------------------------------------
          Valuation Multiple                        Valuation Multiple
            TIC / Revenue                              TIC / EBITDA
-----------------------------------         ------------------------------------

Century Telephone             6.81x         Century Telephone             13.2x
CFW Communications            4.80x         CFW Communications             9.9x
CT Communications             3.76x         CT Communications              9.6x
Aliant Communications         3.54x         D & E Communications           8.2x
Offer Implied Multiple        3.33x         Hickory Tech Corp              7.7x
Conestoga Enterprises         3.20x         Aliant Communications          7.3x
North Pittsburgh Systems      3.02x         Conestoga Enterprises          7.2x
Hickory Tech Corp             2.96x         Offer Implied Multiple         7.1x
Unaffected EmCom Multiple     2.89x         Unaffected EmCom Multiple      6.1x
D & E Communications          2.87x         North Pittsburgh Systems       6.0x



-----------------------------------         ------------------------------------
         Valuation Multiple                          Valuation Multiple
       Projected 1998 P/E (1)                            TIC / EBIT
-----------------------------------         ------------------------------------

CFW Communications            30.4x         Century Telephone              21.0x
Century Telephone             27.2x         D & E Communications           16.8x
Aliant Communications         17.3x         CFW Communications             14.5x
Offer Implied Multiple        16.0x         CT Communications              14.3x
Unaffected EmCom Multiple     10.7x         Offer Implied Multiple         13.4x
North Pittsburgh                 NA         Conestoga Enterprises          12.1x
D & E Communications             NA         Unaffected EmCom Multiple      11.6x
CT Communications                NA         Aliant Communications          11.3x
Hickory Tech Corp                NA         Hickory Tech Corp              10.8x
Conestoga Enterprises            NA         North Pittsburgh Systems        9.0x


Note: Unaffected Emcom Multiple is based on the average stock price for the 30 days prior to the date of the offer.
  (1) Source: The July 1998 Standard & Poors Earnings Guide and IBES Earnings Estimates.

--------------------------------------------------------------------------------
                            Emerging Communications
                           Market Multiples Analysis
--------------------------------------------------------------------------------

                       TIC / Revenue                                                           TIC / EBITDA
-------------------------------------------------------------           ----------------------------------------------------------
                                                                                                          Projected
                                                                                                     ------------------
                                      LTM         FYE                                                 1999     1998    LTM     FYE
                                      ---         ---                                                 ----     ----    ---     ---
Aliant Communications                3.54        3.62                   Aliant Communications          6.7     7.1     7.3     7.4
CFW Communications                   4.80        5.02                   CFW Communications            10.5     11.7    9.9    10.4
CT Communications                    3.76        3.91                   CT Communications              NMF     NMF     9.6    10.0
Century Telephone                    6.81        8.12                   Century Telephone             11.6     12.6   13.2    16.1
Conestoga Enterprises                3.20        3.37                   Conestoga Enterprises          NMF     NMF     7.2     7.3
D & E Communications                 2.87        2.92                   D & E Communications           NMF     NMF     8.2     8.1
Hickory Tech Corp                    2.96        3.09                   Hickory Tech Corp              NMF     NMF     7.7     8.2
North Pittsburgh                     3.02        3.00                   North Pittsburgh               NMF     NMF     6.0     6.1

-------------------------------------------------------------           ----------------------------------------------------------
Median                               3.37        3.50                   Median                        10.5     11.7    8.0     8.1
Mean                                 3.87        4.13                   Mean                           9.6     10.5    8.6     9.2
-------------------------------------------------------------           ----------------------------------------------------------

Unaffected EmCom Multiple            2.89        2.90                   Unaffected EmCom Multiple      5.3     5.8     6.1     6.3
Offer Implied Emcom Multiple         3.33        3.35                   Offer Implied Emcom Multiple   6.1     6.7     7.1     7.2



                      Price / Earnings                                                           TIC / EBIT
-------------------------------------------------------------           ----------------------------------------------------------
                                Projected                                                               Projected
                             ---------------                                                         ---------------
                              1999     1998      LTM      FYE                                         1999     1998    LTM     FYE
                              ----     ----      ---      ---                                         ----     ----    ---     ---
Aliant Communications         15.8     17.3     17.7     18.2           Aliant Communications         10.0     11.0   11.3    11.6
CFW Communications            25.6     30.4     22.6     26.2           CFW Communications            15.8     18.7   14.5    15.3
CT Communications              NMF      NMF     24.1     23.0           CT Communications              NMF     NMF    14.3    14.5
Century Telephone             23.1     27.2      NMF      NMF           Century Telephone             17.1     19.4   21.0    24.8
Conestoga Enterprises          NMF      NMF     37.0     34.2           Conestoga Enterprises          NMF     NMF    12.1    12.2
D & E Communications           NMF      NMF      NMF      NMF           D & E Communications           NMF     NMF    16.8    15.6
Hickory Tech Corp              NMF      NMF     44.6     47.9           Hickory Tech Corp              NMF     NMF    10.8    11.4
North Pittsburgh               NMF      NMF      NMF      NMF           North Pittsburgh               NMF     NMF     9.0     9.0

-------------------------------------------------------------           ----------------------------------------------------------
Median                        23.1     27.2     24.1     26.2           Median                        15.8     18.7   13.2    13.3
Mean                          21.5     25.0     29.2     29.9           Mean                          14.3     16.4   13.7    14.3
-------------------------------------------------------------           ----------------------------------------------------------

Unaffected EmCom Multiple      8.2     10.7      NA       NA            Unaffected EmCom Multiple      9.9     11.2   11.6    10.8
Offer Implied Emcom Multiple  12.2     16.0      NA       NA            Offer Implied Emcom Multiple  11.4     12.9   13.4    12.4


Note: Unaffected stock price is based on the average stock price 30 days prior to the announcement date.

--------------------------------------------------------------------------------
                            Emerging Communications
                             Discounted Cash Flow
--------------------------------------------------------------------------------
($ in Thousands)

                                              3 Months               Projected Fiscal Years Ending December 31,
                                                 Ended ---------------------------------------------------------------------
                                                Dec 98             1999             2000              2001             2002
                                                ------             ----             ----              ----             ----
EBITDA                                         $10,502          $46,278          $48,290           $50,486          $52,730
Less Depreciation                                5,072           21,615           22,057            21,968           22,463
EBIT                                             5,430           24,663           26,233            28,518           30,267
Tax on EBIT (1) 37.4%                            2,031            9,224            9,811            10,666           11,320
Earnings Before Interest & After Taxes           3,399           15,439           16,422            17,852           18,947

Plus:  Depreciation                              5,072           21,615           22,057            21,968           22,463

Less:
Change in Working Capital (2)                        0                0                0                 0                0
Capital Expenditures                            (2,250)          (8,950)          (8,850)           (8,850)          (8,850)
                                                 -----            -----            -----             -----            -----

Free Cash Flow                                  $6,221          $28,104          $29,629           $30,970          $32,560


Sensitivity Table

                                                    Terminal EBITDA Multiple
                   ---------------------------------------------------------------------------------------
                             5.5              6.0              6.5               7.0              7.5
----------------------------------------------------------------------------------------------------------
          12.0%            278,356          294,551          310,747           326,942          343,137
                                        --------------------------------------------------
          13.0%            269,876          285,464          301,052           316,640          332,228
WACC      14.0%            261,761          276,769          291,778           306,786          321,794
          15.0%            253,990          268,446          282,901           297,356          311,812
                                        --------------------------------------------------
          16.0%            246,548          260,475          274,402           288,329          302,256
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Implied Total Invested Capital Ranges                                    $268,000             -             $317,000
--------------------------------------------------------------------------------------------------------------------
Plus: Cash as of 6/30/98                                                    4,340             -                4,340
Less: Total Debt as of 6/30/98                                            172,520             -              172,520

--------------------------------------------------------------------------------------------------------------------
Implied Equity Value Range                                                $99,820             -             $148,820
--------------------------------------------------------------------------------------------------------------------
Add: Value of Tax Abatement Benefit                                        13,965             -               13,965
Less: Equity Value of Minority Interest in Cellular Operations (3)         10,000             -               10,000

--------------------------------------------------------------------------------------------------------------------
Adjusted Equity Value Range                                              $103,785             -             $152,785
--------------------------------------------------------------------------------------------------------------------
Shares Outstanding as of 7/23/98                                           10,959             -               10,959

--------------------------------------------------------------------------------------------------------------------
Implied Equity Value Per Share                                              $9.47             -               $13.94
--------------------------------------------------------------------------------------------------------------------

(1) Tax rates are based on a normalized tax rate of 37.4% for the projected period.
(2) The model assumes no changes in working capital over the projected period. The June 30, 1998, balance sheet records an abnormally low accounts payable balance relative to year-end balances.
(3) Represents the value of the minority equity ownership (33%) of the St. Martin cellular operations.

--------------------------------------------------------------------------------
VALUATION PARAMETERS OF EMERGING COMMUNICATIONS
--------------------------------------------------------------------------------


                            Emerging Communications
                            Comparable Transactions
--------------------------------------------------------------------------------

($ in Millions)

Date
Announced   Target Name                             Target Business Description                      Acquiror Name
---------   -----------                             ---------------------------                      -------------
07/29/98    Puerto Rico Telephone Company           Provide telecommunications services              GTE Corp.
07/28/98    GTE Corp.                               Provide telecommunications services              Bell Atlantic Corp.
05/11/98    Ameritech Corp.                         Provide telecommunications services              SBC Communications
04/16/98    ICON Communications Corp.               Pacific Northwest telecom provider               GST Telecommunications, Inc.
03/16/98    360 Communications Co.                  Provide telecommunications services              ALLTEL Corp.
03/09/98    LCI International Inc.                  Provide telecommunications services              Qwest Communications Corp.
01/05/98    Southern New England Telecom Corp.      Connecticut based ILEC                           SBC Communications
01/02/98    NACT Telecommunications (GST)           Provide telephone communication services         World Access Inc.
12/19/97    Network Long Distance Inc.              Provide national fiber optic telecom. services   IXC Communications Inc.
11/26/97    ACC Corp.                               Provide telecommunications services              Teleport Communications Group
11/10/97    MCI Communications                      Provide telecommunications services              Worldcom Inc.
09/18/97    USLD Communications Corp.               Provide long distance communication services     LCI International Inc.
06/16/97    Consolidated Communications Inc.        Provide local telecommunications services        McLeod Inc.
06/13/97    Pacific Telecom (PacifiCorp)            Provide telecommunications services              Century Telephone Enterprises
06/06/97    Telco Communications Group Inc.         Provide switch based telecom. services           Excel Communications Inc.
04/22/96    NYNEX Corp                              Pvd telecommunication svcs                       Bell Atlantic Corp



05/29/98    Emerging Communications                 Pvd telecommunications svcs                      Management

                                                                                             TIC/
Date                                                       Transaction      ---------------------------------------
Announced   Target Name                                          Value      Sales      EBITDA      EBIT  Net Income
---------   -----------                                          -----      -----      ------      ----  ----------

07/29/98    Puerto Rico Telephone Company              (1)    $2,009.0       3.28         NA        16.3         NA
07/28/98    GTE Corp.                                  (1)    66,700.0       2.87         7.0       11.9         NA
05/11/98    Ameritech Corp.                            (1)    68,400.0       4.28        10.8       18.0         NA
04/16/98    ICON Communications Corp.                             23.8       1.24        15.9        NA          NA
03/16/98    360 Communications Co.                     (2)     6,021.4       4.65        14.1       24.5         NMF
03/09/98    LCI International Inc.                     (2)     4,400.0       2.68        22.7       44.9         NMF
01/05/98    Southern New England Telecom Corp.                 5,970.0       2.89         7.5       14.4         NA
01/02/98    NACT Telecommunications (GST)                         93.2       3.11        11.7       14.6         NA
12/19/97    Network Long Distance Inc.                           169.0       2.43         NMF        NMF         NA
11/26/97    ACC Corp.                                  (2)       930.2       2.64        21.2       41.2         NMF
11/10/97    MCI Communications                         (1)    47,300.0       2.41        16.9       70.1         NA
09/18/97    USLD Communications Corp.                  (2)       407.1       1.92        39.5        NMF         NMF
06/16/97    Consolidated Communications Inc.                     423.0       1.65         9.1       15.1         NA
06/13/97    Pacific Telecom (PacifiCorp)                       2,225.0       4.21         8.5       14.6         NA
06/06/97    Telco Communications Group Inc.            (2)     1,017.6       2.37        20.0       23.7        43.9
04/22/96    NYNEX Corp                                 (2)    25,600.0       1.92         5.5       13.1        20.0

--------------------------------------------------------------------------------------------------------------------
Low                                                              $23.8       1.24         5.5       11.9        20.0
High                                                         $68,400.0       4.65        39.5       70.1        43.9

Median                                                        $2,117.0       2.66        12.9       16.3        32.0
Mean                                                         $14,480.6       2.78        15.0       24.8        32.0
--------------------------------------------------------------------------------------------------------------------

                                                                                                           Proj 1998
--------------------------------------------------------------------------------------------------------------------
05/29/98    Emerging Communications                    (3)      $280.5       3.33         7.1       13.4        16.0
--------------------------------------------------------------------------------------------------------------------


Source:  Securities Data Corporation and Mergerstat.

Note: Includes completed and disclosed domestic transactions >$25MM in the 4813
      SIC code range from June 1997 to present. In addition, the Bell Atlantic/NYNEX merger is included.
(1) Pending. Sources include Bloomberg and news releases. Financial Information as of Fiscal Year End December 1997.
(2) Enterprise value is used instead of transaction value, which is calculated by multiplying the number of shares outstanding by the offering price and then by adding the cost of convertible securities, short term debt, straight debt, convertible debt and preferred equity minus cash and marketable securities.
(3)   Transaction value based on proposed offer price of $10.25 per share.

TARGET:         PUERTO RICO TELEPHONE COMPANY (PRTC)            TRANSACTION PRICING: ($ IN MILLIONS)
ACQUIROR:       GTE, INC.                                       ------------------------------------------------------------
----------------------------------------------------            Aggregate Transaction Value (1)                 $3,939.2
                                                                Contingent Payout                                    0.0
DATE:           July 29, 1998                                                                                        ---
STATUS:         Pending                                         Aggregate Transaction Value (no Payout)         $3,939.2
                                                                Net Debt Assumed                                     0.0
                                                                                                                     ---
                                                                Acquisition (Equity) Price                      $3,939.2
                                                                Consideration Paid:                                 Cash

TARGET BUSINESS DESCRIPTION:
----------------------------------------------------------------------------------------------------------------------------

        PRTC is the principal subsidiary of the Puerto Rico Telephone Authority (PRTA). It is the Island's largest provider of telecommunications services to both the business and consumer markets, including local exchange, long-distance, wireless and Internet access services. It is also the 12th largest telco in the United States.
        PRTC serves over 1.3 million access lines, over 155,000 cellular subscribers and over 237,000 paging customers. (2)


PUERTO RICO TELEPHONE COMPANY (PRTC) FINANCIALS ($ IN MILLIONS)          TRANSACTION MULTIPLES:
-------------------------------------------------------------           ----------------------------------------------------

                                    -------------------------
                                       1997(2)       1996(3)            Aggregate Transaction Value to:                 1997
                                    -------------------------                                                           ----
Sales                               $1,200.0        $1,100.00            Sales                                          3.28 X
Access Lines                         1,500,000          NA               Access Lines                               $2,626.1
EBIT                                $242.2              NA               EBIT                                          16.26 X
Net Income                          $109.4            $130.0            P/E                                            36.01 X
                                                                                                                        1996
                                                                                                                        ----
                                                                         Sales                                          3.58 X
Book Value of Equity                  NA                NA              P/E                                             30.3 X

DESCRIPTION OF TRANSACTION:
----------------------------------------------------------------------------------------------------------------------------

        GTE was announced the successful bidder against Telefonico of Spain for the 51% interest in PRTC. GTE is to contribute $444 million in cash towards the transaction price, while the remaining $1,565 million will be raised in the public debt market by PRTC. GTE will then sell a 5% interest to Popular, Inc. GTE has also made a commitment to freeze rates for a period of three years and to offer a 35% discount for nonprofit, secondary and postsecondary schools.




----------------------------------------
(1) Based on the 51% purchase price of $2,009 million, consisting of $444 million in cash paid by GTE and $1,565 million raised in debt and contributed as equity by PRTC.
(2) Business Wire, July 21, 1998.
(3) Telephony, April 20, 1998.

--------------------------------------------------------------------------------
COMPARISON OF COMPANY PROJECTIONS
--------------------------------------------------------------------------------


                            Emerging Communications
                       Comparison of Company Projections
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Company Cash Flow Projections as of July 7, 1997
        Presentation to the Board of Directors by Prudential Securities
--------------------------------------------------------------------------------
                                             Projected FY
                                    ----------------------------        3 year
                          1997E       1998       1999       2000         CAGR
                          -----       ----       ----       ----         ----

Net Revenues             64,812     66,756     68,759     70,822         3.0%
EBITDA                   34,924     36,204     38,918     39,651         4.3%
EBIT                     20,424     21,704     24,418     25,151         7.2%


Capital Expenditures     14,500     14,500     14,500     14,500
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              Company Cash Flow Projections as of March 25, 1998
Presentation to the Board of Directors by Houlihan Lokey Howard & Zukin Capital
--------------------------------------------------------------------------------
                                             Projected FY
                         Actual    -----------------------------        3 year
                           1997    1998(1)       1999       2000         CAGR
                          -----    -------       ----       ----         ----

Net Revenues             73,339     82,620     85,953     89,244         6.8%
EBITDA                   33,425     41,240     46,278     48,290        13.0%
EBIT                     17,936     21,207     24,663     26,233        13.5%


Capital Expenditures     14,500      9,000      8,850      8,850
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Difference
--------------------------------------------------------------------------------
Net Revenues              8,527     15,864     17,194     18,422
EBITDA                   (1,499)     5,036      7,360      8,639
EBIT                     (2,488)      (497)       245      1,082


Capital Expenditures          0     (5,500)    (5,650)    (5,650)
--------------------------------------------------------------------------------

(1) Includes the acquisition of the St. Martin Cellular

--------------------------------------------------------------------------------
RELATIVE VOLUME ANALYSIS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            Emerging Communications
                           Relative Volume Analysis
--------------------------------------------------------------------------------

                                     Total                           Public         90 Day         Average          Average
                            Primary Shares         Public            Float/     Avg. Daily      Daily Vol/       Daily Vol/
                               Outstanding          Float (1)   Shares Out.         Volume (2) Shares Out.     Public Float
                               -----------          -----       -----------         ------     -----------     ------------
Aliant Communications           36,203,000     32,528,581            89.85%        107,297           0.30%            0.33%
CFW Communications              13,009,000     12,260,858            94.25%         14,290           0.11%            0.12%
CT Communications                1,904,000             NA                NA            192           0.01%               NA
Century Telephone               91,552,000     83,260,000            90.94%        304,272           0.33%            0.37%
Conestoga Enterprises            4,626,000      4,257,862            92.04%          1,670           0.04%            0.04%
D&E Communications               7,438,000      6,796,677            91.38%          1,811           0.02%            0.03%
Hickory Tech. Corp.              4,543,000      4,320,204            95.10%          2,731           0.06%            0.06%
North Pittsburgh Systems        15,005,000     13,617,240            90.75%          8,613           0.06%            0.06%


---------------------------------------------------------------------------------------------------------------------------
High                            91,552,000     83,260,000            95.10%        304,272           0.33%            0.37%

Low                              1,904,000      4,257,862            89.85%            192           0.01%            0.03%

Mean                            21,785,000     22,434,489            92.04%         55,110           0.12%            0.14%

Median                          10,223,500     12,260,858            91.38%          5,672           0.06%            0.06%
---------------------------------------------------------------------------------------------------------------------------

Emerging Communications         10,959,000      5,254,900            47.95%         20,627           0.19%            0.39%


(1) Source: Company's proxy. Public Float is defined as total shares outstanding less shares held by insiders.
(2) Based on 90-day average daily trading activity as of May 28, 1998.

                            Emerging Communications
                       Public Float / Shares Outstanding


                                  [BAR GRAPH]

                            Emerging Communications
         90 Day Average Daily Trading Volume (1) / Shares Outstanding


                                  [BAR GRAPH]

                            Emerging Communications
            90 Day Average Daily Trading Volume (1) / Public Float


                                  [BAR GRAPH]

--------------------------------------------------------------------------------
SUPPORTING DOCUMENTS
--------------------------------------------------------------------------------


                                                   Emerging Communications, Inc.
--------------------------------------------------------------------------------


Atlantic Tele-Network Daily Stock Price History
--------------------------------------------------------------------------------


                    Daily Price and Volume History One Year
                    Prior to Split-Off Announcement of ATNI

                             Atlantic Tele-Network
                        Daily Price and Volume History

      [THE FOLLOWING WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL]

                    1/2/96 - 1/29/97
                    ----------------
                    Date               Price        Volume
                                       -----        ------
                    1/2/96                10.88      7,800
                    1/3/96                10.75     73,000
                    1/4/96                10.88     22,300
                    1/5/96                11.13      2,400
                    1/8/96                11.00        400
                    1/9/96                10.75      3,900
                    1/10/96               10.88      8,400
                    1/11/96               11.00        500
                    1/12/96               10.75      1,400
                    1/15/96               10.88      5,800
                    1/16/96               11.00      7,100
                    1/17/96               10.88     11,400
                    1/18/96               10.75     40,100
                    1/19/96               10.75     24,600
                    1/22/96               10.75     50,800
                    1/23/96               10.88      8,600
                    1/24/96               10.75     46,600
                    1/25/96               10.94     17,900
                    1/26/96               10.88     20,300
                    1/29/96               11.00     25,700
                    1/30/96               10.97     10,600
                    1/31/96               11.00     26,800
                    2/1/96                11.13     29,400
                    2/2/96                11.13     24,100
                    2/5/96                11.13     31,300
                    2/6/96                11.50     18,000
                    2/7/96                12.50     66,700
                    2/8/96                14.50    213,100
                    2/9/96                16.13    201,700
                    2/12/96               16.00    169,600
                    2/13/96               16.75    167,900
                    2/14/96               17.13     71,000
                    2/15/96               17.00     55,900
                    2/16/96               17.00     54,200
                    2/20/96               17.00     38,200
                    2/21/96               19.25    171,800
                    2/22/96               18.25     44,200
                    2/23/96               18.75     67,200
                    2/26/96               18.50     59,900
                    2/27/96               19.00     16,200
                    2/28/96               18.75     17,900
                    2/29/96               18.00     37,400
                    3/1/96                18.00      9,100
                    3/4/96                19.00    105,200
                    3/5/96                19.75      8,800
                    3/6/96                20.00     80,700
                    3/7/96                19.25     44,600
                    3/8/96                19.13     43,200
                    3/11/96               19.25     27,100
                    3/12/96               18.75      6,400
                    3/13/96               20.50     30,100
                    3/14/96               20.75     42,800
                    3/15/96               20.50     18,400
                    3/18/96               19.75     11,000
                    3/19/96               21.00    128,600
                    3/20/96               21.00      8,600
                    3/21/96               20.25      1,700
                    3/22/96               21.25     33,000
                    3/25/96               21.75     11,800
                    3/26/96               20.88     14,900
                    3/27/96               20.50     39,900
                    3/28/96               20.50      4,800
                    3/29/96               22.50     63,800
                    4/1/96                23.00     23,300
                    4/2/96                23.00      2,100
                    4/3/96                21.25     56,800
                    4/4/96                21.75     30,000
                    4/8/96                21.00     22,200
                    4/9/96                21.50     18,200
                    4/10/96               21.50      7,300
                    4/11/96               22.50     47,500
                    4/12/96               22.50     98,000
                    4/15/96               22.63     43,400
                    4/16/96               23.13     37,500
                    4/17/96               23.50    341,700
                    4/18/96               22.75     65,200
                    4/19/96               22.75     11,000
                    4/22/96               22.88     73,600
                    4/23/96               22.75     42,300
                    4/24/96               22.75    133,500
                    4/25/96               22.25     44,300
                    4/26/96               22.00    198,100
                    4/29/96               22.13     12,800
                    4/30/96               22.00     87,000
                    5/1/96                23.00    121,800
                    5/2/96                22.50     42,200
                    5/3/96                24.75    391,400
                    5/6/96                25.25    110,800
                    5/7/96                26.25    111,300
                    5/8/96                26.75    472,700
                    5/9/96                26.75     14,600
                    5/10/96               26.25    103,000
                    5/13/96               27.25    135,700
                    5/14/96               26.75     30,400
                    5/15/96               27.25     46,000
                    5/16/96               27.00     17,200
                    5/17/96               27.00     38,000
                    5/20/96               26.75     21,500
                    5/21/96               26.25     76,900
                    5/22/96               26.13     46,800
                    5/23/96               25.50     28,400
                    5/24/96               25.25     24,800
                    5/28/96               26.25     45,200
                    5/29/96               25.75     85,000
                    5/30/96               25.50     42,000
                    5/31/96               26.00     74,900
                    6/3/96                25.75     14,900
                    6/4/96                25.00    109,800
                    6/5/96                24.75     78,800
                    6/6/96                24.50     92,900
                    6/7/96                24.25     24,200
                    6/10/96               23.75     52,500
                    6/11/96               24.50    372,800
                    6/12/96               24.75    260,600
                    6/13/96               24.38     35,000
                    6/14/96               24.25    242,500
                    6/17/96               24.88    187,800
                    6/18/96               25.25    111,300
                    6/19/96               25.50     18,000
                    6/20/96               24.56    130,400
                    6/21/96               24.50     20,900
                    6/24/96               24.38     23,700
                    6/25/96               24.25     52,800
                    6/26/96               23.75     22,000
                    6/27/96               23.50     30,900
                    6/28/96               24.00     65,000
                    7/1/96                24.00      6,500
                    7/2/96                23.50     20,000
                    7/3/96                23.69     33,800
                    7/5/96                23.00      7,600
                    7/8/96                22.13     91,800
                    7/9/96                22.00     79,600
                    7/10/96               22.25     28,900
                    7/11/96               21.00     77,600
                    7/12/96               21.50     45,300
                    7/15/96               20.50     16,000
                    7/16/96               20.50    168,800
                    7/17/96               20.56     48,000
                    7/18/96               21.00    171,200
                    7/19/96               21.00    169,900
                    7/22/96               20.75     81,500
                    7/23/96               20.25     89,600
                    7/24/96               20.88     56,700
                    7/25/96               20.75     38,700
                    7/26/96               20.88     10,200
                    7/29/96               20.50     44,200
                    7/30/96               21.25     96,200
                    7/31/96               21.00     17,400
                    8/1/96                21.25     48,200
                    8/2/96                20.50     18,200
                    8/5/96                20.00     39,200
                    8/6/96                20.25     11,000
                    8/7/96                20.38      8,500
                    8/8/96                20.25     43,500
                    8/9/96                20.00     12,000
                    8/12/96               18.75     78,200
                    8/13/96               18.75     29,100
                    8/14/96               19.25    112,700
                    8/15/96               21.13    121,900
                    8/16/96               21.25     86,300
                    8/19/96               21.13     47,200
                    8/20/96               21.25     32,700
                    8/21/96               21.75    133,100
                    8/22/96               22.38    117,600
                    8/23/96               22.75     73,900
                    8/26/96               24.50    110,700
                    8/27/96               23.00     83,400
                    8/28/96               23.00     41,800
                    8/29/96               22.50     36,500
                    8/30/96               22.63    123,200
                    9/3/96                22.63      3,300
                    9/4/96                22.75      9,300
                    9/5/96                22.25     69,900
                    9/6/96                20.38     44,300
                    9/9/96                20.75     74,400
                    9/10/96               20.50     65,000
                    9/11/96               19.75     29,700
                    9/12/96               19.50     67,900
                    9/13/96               19.75     84,700
                    9/16/96               19.75     62,300
                    9/17/96               20.25     54,200
                    9/18/96               22.00    210,600
                    9/19/96               21.75    160,800
                    9/20/96               21.88     90,000
                    9/23/96               22.00     34,800
                    9/24/96               21.25     45,500
                    9/25/96               20.50     37,100
                    9/26/96               20.50     48,400
                    9/27/96               19.75     53,900
                    9/30/96               20.25     27,800
                    10/1/96               19.38     24,500
                    10/2/96               19.25     27,700
                    10/3/96               19.50     34,300
                    10/4/96               20.00     35,600
                    10/7/96               19.75     25,400
                    10/8/96               20.50     16,000
                    10/9/96               20.25     25,400
                    10/10/96              20.25     18,400
                    10/11/96              20.00      9,900
                    10/14/96              20.50      8,100
                    10/15/96              20.25     12,100
                    10/16/96              20.00     14,700
                    10/17/96              20.00      4,300
                    10/18/96              17.63    117,100
                    10/21/96              18.00     51,800
                    10/22/96              18.50     28,300
                    10/23/96              18.00     15,900
                    10/24/96              18.25      7,100
                    10/25/96              19.25     35,900
                    10/28/96              19.25     23,400
                    10/29/96              18.00     20,500
                    10/30/96              18.25      3,000
                    10/31/96              17.63     16,100
                    11/1/96               17.00     55,500
                    11/4/96               18.00     50,400
                    11/5/96               18.38     22,400
                    11/6/96               19.00     14,700
                    11/7/96               19.13     23,900
                    11/8/96               19.25      9,800
                    11/11/96              18.88        800
                    11/12/96              18.25     18,000
                    11/13/96              18.63     17,800
                    11/14/96              18.50     46,100
                    11/15/96              18.25     28,100
                    11/18/96              17.25     33,200
                    11/19/96              17.25     11,200
                    11/20/96              17.75     92,700
                    11/21/96              18.63     60,200
                    11/22/96              18.75     36,400
                    11/25/96              19.00     11,100
                    11/26/96              19.63     66,000
                    11/27/96              19.50     16,600
                    11/29/96              18.88      4,200
                    12/2/96               18.63     43,700
                    12/3/96               18.25     10,800
                    12/4/96               18.00     12,300
                    12/5/96               18.25     47,400
                    12/6/96               18.19     24,300
                    12/9/96               16.00    150,700
                    12/10/96              16.38     64,700
                    12/11/96              15.13     75,300
                    12/12/96              15.50     29,600
                    12/13/96              15.50     54,800
                    12/16/96              16.00    137,900
                    12/17/96              17.38     33,800
                    12/18/96              17.88     85,400
                    12/19/96              17.25     49,900
                    12/20/96              17.25     14,100
                    12/23/96              17.25     64,700
                    12/24/96              17.00     19,300
                    12/26/96              16.50     41,800
                    12/27/96              16.13     24,200
                    12/30/96              15.94     73,900
                    12/31/96              15.25     88,500
                    1/2/97                15.50     11,400
                    1/3/97                16.50     44,800
                    1/6/97                17.50     39,200
                    1/7/97                17.00     42,100
                    1/8/97                16.25     18,900
                    1/9/97                16.50     21,300
                    1/10/97               16.00     35,500
                    1/13/97               16.25     10,300
                    1/14/97               15.75     33,400
                    1/15/97               15.50     44,200
                    1/16/97               15.75     28,000
                    1/17/97               15.75     13,900
                    1/20/97               15.38     10,900
                    1/21/97               15.88      6,900
                    1/22/97               15.88     20,300
                    1/23/97               15.75     38,200
                    1/24/97               16.25     41,300
                    1/27/97               16.50      6,400
                    1/28/97               16.25     43,100


                     Daily Price and Volume History From
                    Announcement of Split-Off Until Closing

                             Atlantic Tele-Network
                        Daily Price and Volume History

      [THE FOLLOWING WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL]

                    1/30/97-12/31/97
                    ----------------
                    Date                  Price       Volume
                                          -----       ------
                    1/30/97                  13.25   225,800
                    1/31/97                  12.50    40,500
                    2/3/97                   12.75    14,500
                    2/4/97                   12.75    15,500
                    2/5/97                   12.13    51,200
                    2/6/97                   12.75    19,400
                    2/7/97                   12.75    41,500
                    2/10/97                  11.88    60,400
                    2/11/97                  12.50    15,800
                    2/12/97                  11.00    22,200
                    2/13/97                  12.00    12,100
                    2/14/97                  12.00    20,500
                    2/18/97                  12.25     1,800
                    2/19/97                  12.25     9,100
                    2/20/97                  11.50     7,800
                    2/21/97                  12.25    94,700
                    2/24/97                  12.75   153,600
                    2/25/97                  12.25    53,300
                    2/26/97                  13.00    23,700
                    2/27/97                  13.00   524,400
                    2/28/97                  12.50     1,200
                    3/3/97                   13.00    24,800
                    3/4/97                   12.50    23,000
                    3/5/97                   12.25    33,500
                    3/6/97                   11.50     2,900
                    3/7/97                   12.50     5,300
                    3/10/97                  12.50     1,200
                    3/11/97                  12.50     7,100
                    3/12/97                  12.25    18,000
                    3/13/97                  12.00    14,600
                    3/14/97                  11.38    18,000
                    3/17/97                  12.00    42,300
                    3/18/97                  12.00    51,400
                    3/19/97                  11.31    25,800
                    3/20/97                  11.13   121,700
                    3/21/97                  11.63    43,300
                    3/24/97                  11.00         0
                    3/25/97                  11.63    12,800
                    3/26/97                  11.88     7,400
                    3/27/97                  11.75    10,000
                    3/31/97                  12.25     6,200
                    4/1/97                   11.75     6,900
                    4/2/97                   11.50     6,900
                    4/3/97                   11.13    22,900
                    4/4/97                   11.00    10,900
                    4/7/97                   11.00    20,800
                    4/8/97                   10.75     5,600
                    4/9/97                   11.25     8,800
                    4/10/97                  11.13    12,000
                    4/11/97                  11.00     5,400
                    4/14/97                  11.00     8,100
                    4/15/97                  11.00     4,200
                    4/16/97                  11.00     7,900
                    4/17/97                  11.25     2,500
                    4/18/97                  11.13     2,200
                    4/21/97                  11.00     4,800
                    4/22/97                  11.25     4,100
                    4/23/97                  11.00     2,700
                    4/24/97                  11.00    14,600
                    4/25/97                  10.88     8,100
                    4/28/97                  11.00    65,500
                    4/29/97                  10.88     2,100
                    4/30/97                  10.50     3,700
                    5/1/97                   10.75    60,500
                    5/2/97                   11.75    12,200
                    5/5/97                   12.63    61,100
                    5/6/97                   12.00    11,200
                    5/7/97                   12.50    15,800
                    5/8/97                   12.25     4,200
                    5/9/97                   12.31     5,300
                    5/12/97                  12.31    14,200
                    5/13/97                  12.25     9,000
                    5/14/97                  12.25    20,700
                    5/15/97                  12.38     5,300
                    5/16/97                  12.25    19,300
                    5/19/97                  12.25     2,700
                    5/20/97                  12.25     4,000
                    5/21/97                  12.25    21,200
                    5/22/97                  12.25    48,800
                    5/23/97                  12.50    42,000
                    5/27/97                  12.63    62,900
                    5/28/97                  12.50    28,600
                    5/29/97                  12.13    10,600
                    5/30/97                  12.50     6,400
                    6/2/97                   13.38    22,100
                    6/3/97                   13.00     5,900
                    6/4/97                   12.94    14,400
                    6/5/97                   13.19    10,600
                    6/6/97                   13.00    47,900
                    6/9/97                   13.13    20,800
                    6/10/97                  12.94     2,200
                    6/11/97                  13.00    74,900
                    6/12/97                  12.75     5,500
                    6/13/97                  12.56     9,600
                    6/16/97                  12.00     4,700
                    6/17/97                  12.00    23,400
                    6/18/97                  12.25    13,600
                    6/19/97                  12.00     3,900
                    6/20/97                  11.69    18,000
                    6/23/97                  11.50    14,700
                    6/24/97                  11.75    18,600
                    6/25/97                  11.38    65,500
                    6/26/97                  11.13   111,900
                    6/27/97                  11.19    53,100
                    6/30/97                  12.50    48,300
                    7/1/97                   11.75    14,800
                    7/2/97                   11.63    36,700
                    7/3/97                   11.38     8,800
                    7/7/97                   11.13     9,900
                    7/8/97                   11.25     8,000
                    7/9/97                   11.13     3,800
                    7/10/97                  11.94    89,200
                    7/11/97                  12.75    24,500
                    7/14/97                  13.25    11,800
                    7/15/97                  13.25     2,400
                    7/16/97                  12.88    19,500
                    7/17/97                  12.88     4,800
                    7/18/97                  13.00     4,600
                    7/21/97                  12.94       800
                    7/22/97                  12.94     1,200
                    7/23/97                  12.94     8,400
                    7/24/97                  13.00     2,300
                    7/25/97                  12.81    13,900
                    7/28/97                  12.88    74,500
                    7/29/97                  13.25    46,700
                    7/30/97                  13.25    34,900
                    7/31/97                  12.50    26,700
                    8/1/97                   12.75    17,300
                    8/4/97                   12.63    16,100
                    8/5/97                   12.75    11,700
                    8/6/97                   12.88     1,300
                    8/7/97                   12.25    12,400
                    8/8/97                   12.13     1,500
                    8/11/97                  12.00    13,000
                    8/12/97                  12.88    43,900
                    8/13/97                  13.00    31,000
                    8/14/97                  13.13    11,600
                    8/15/97                  13.50    34,100
                    8/18/97                  13.38     9,900
                    8/19/97                  13.13     6,500
                    8/20/97                  13.50     5,600
                    8/21/97                  13.38     1,000
                    8/22/97                  13.13     2,300
                    8/25/97                  13.13    11,600
                    8/26/97                  13.25     2,300
                    8/27/97                  13.19     4,300
                    8/28/97                  13.13     6,000
                    8/29/97                  13.06     3,900
                    9/2/97                   13.13     2,300
                    9/3/97                   13.00       200
                    9/4/97                   13.00    30,300
                    9/5/97                   12.88       500
                    9/8/97                   12.94     4,500
                    9/9/97                   13.13    23,400
                    9/10/97                  12.88     5,700
                    9/11/97                  12.81     1,500
                    9/12/97                  12.94       800
                    9/15/97                  13.06     3,600
                    9/16/97                  13.06     5,300
                    9/17/97                  13.25    14,800
                    9/18/97                  13.25     3,000
                    9/19/97                  13.25       800
                    9/22/97                  13.75    25,800
                    9/23/97                  13.25     9,400
                    9/24/97                  13.25     6,500
                    9/25/97                  13.00   199,200
                    9/26/97                  12.88     5,300
                    9/29/97                  12.81    16,600
                    9/30/97                  13.00    41,700
                    10/1/97                  12.94       400
                    10/2/97                  12.81     3,500
                    10/3/97                  12.75    13,300
                    10/6/97                  12.88     7,400
                    10/7/97                  12.75    16,100
                    10/8/97                  12.38    13,400
                    10/9/97                  12.06     4,800
                    10/10/97                 12.38     4,300
                    10/13/97                 12.44     5,700
                    10/14/97                 12.50     7,900
                    10/15/97                 12.63     7,200
                    10/16/97                 13.25    31,600
                    10/17/97                 12.88    14,800
                    10/20/97                 13.31    14,700
                    10/21/97                 13.25     1,100
                    10/22/97                 13.50     4,600
                    10/23/97                 13.25     5,800
                    10/24/97                 13.38    18,400
                    10/27/97                 12.88     7,600
                    10/28/97                 12.88     9,600
                    10/29/97                 13.00     3,200
                    10/30/97                 12.88     1,200
                    10/31/97                 12.63    10,400
                    11/3/97                  12.63     1,600
                    11/4/97                  12.63       300
                    11/5/97                  12.63     1,300
                    11/6/97                  12.63     6,600
                    11/7/97                  12.88     3,000
                    11/10/97                 12.75       600
                    11/11/97                 12.50     1,000
                    11/12/97                 12.63       200
                    11/13/97                 12.44     2,300
                    11/14/97                 12.38   111,600
                    11/17/97                 12.50     5,500
                    11/18/97                 12.75     5,800
                    11/19/97                 12.75     3,000
                    11/20/97                 12.38     6,900
                    11/21/97                 12.38    10,300
                    11/24/97                 12.38     1,600
                    11/25/97                 12.25     4,600
                    11/26/97                 12.13    14,600
                    11/28/97                 11.63         0
                    12/1/97                  12.00     4,100
                    12/2/97                  11.88     4,000
                    12/3/97                  11.88     8,600
                    12/4/97                  12.00     1,100
                    12/5/97                  12.38    15,600
                    12/8/97                  12.38     1,400
                    12/9/97                  12.38     6,400
                    12/10/97                 12.38     2,200
                    12/11/97                 12.38    16,200
                    12/12/97                 12.00     2,700
                    12/15/97                 11.88     5,900
                    12/16/97                 12.00     1,900
                    12/17/97                 11.88    10,100
                    12/18/97                 11.75     2,000
                    12/19/97                 11.63     5,100
                    12/22/97                 11.38    15,300
                    12/23/97                 11.19    31,100
                    12/24/97                 10.88     8,500
                    12/26/97                 11.25     5,000
                    12/29/97                 10.63    24,000
                    12/30/97                 10.94    17,200
                    12/31/97                 10.88    29,400


---------------------------------- Houlihan Lokey Howard & Zukin Capital --- 22

                                                   Emerging Communications, Inc.
--------------------------------------------------------------------------------


Comparable Companies Stock Price Index
--------------------------------------------------------------------------------


                         July 1, 1997 - August 8, 1998

      [THE FOLLOWING WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL]

                        7/1/97-8/10/98
                        --------------     average index
                                           -------------
                        07/01/97               1.00
                        07/02/97               1.01
                        07/03/97               1.01
                        07/07/97               1.01
                        07/08/97               0.98
                        07/09/97               0.98
                        07/10/97               0.98
                        07/11/97               0.99
                        07/14/97               1.00
                        07/15/97               1.00
                        07/16/97               1.00
                        07/17/97               0.99
                        07/18/97               1.00
                        07/21/97               1.00
                        07/22/97               1.00
                        07/23/97               0.98
                        07/24/97               1.01
                        07/25/97               1.01
                        07/28/97               1.01
                        07/29/97               0.99
                        07/30/97               0.99
                        07/31/97               1.01
                        08/01/97               1.00
                        08/04/97               1.00
                        08/05/97               1.00
                        08/06/97               1.02
                        08/07/97               1.01
                        08/08/97               0.99
                        08/11/97               1.00
                        08/12/97               0.99
                        08/13/97               1.01
                        08/14/97               1.02
                        08/15/97               1.00
                        08/18/97               1.00
                        08/19/97               1.00
                        08/20/97               1.02
                        08/21/97               1.02
                        08/22/97               1.00
                        08/25/97               1.01
                        08/26/97               1.00
                        08/27/97               1.01
                        08/28/97               1.01
                        08/29/97               1.01
                        09/02/97               1.01
                        09/03/97               1.03
                        09/04/97               1.05
                        09/05/97               1.03
                        09/08/97               1.03
                        09/09/97               1.03
                        09/10/97               1.04
                        09/11/97               1.04
                        09/12/97               1.04
                        09/15/97               1.07
                        09/16/97               1.06
                        09/17/97               1.07
                        09/18/97               1.07
                        09/19/97               1.08
                        09/22/97               1.08
                        09/23/97               1.07
                        09/24/97               1.07
                        09/25/97               1.07
                        09/26/97               1.08
                        09/29/97               1.08
                        09/30/97               1.11
                        10/01/97               1.11
                        10/02/97               1.10
                        10/03/97               1.10
                        10/06/97               1.11
                        10/07/97               1.11
                        10/08/97               1.11
                        10/09/97               1.11
                        10/10/97               1.12
                        10/13/97               1.11
                        10/14/97               1.11
                        10/15/97               1.11
                        10/16/97               1.11
                        10/17/97               1.11
                        10/20/97               1.10
                        10/21/97               1.11
                        10/22/97               1.11
                        10/23/97               1.09
                        10/24/97               1.10
                        10/27/97               1.08
                        10/28/97               1.09
                        10/29/97               1.10
                        10/30/97               1.08
                        10/31/97               1.08
                        11/03/97               1.10
                        11/04/97               1.11
                        11/05/97               1.11
                        11/06/97               1.12
                        11/07/97               1.11
                        11/10/97               1.11
                        11/11/97               1.12
                        11/12/97               1.11
                        11/13/97               1.12
                        11/14/97               1.12
                        11/17/97               1.14
                        11/18/97               1.14
                        11/19/97               1.15
                        11/20/97               1.15
                        11/21/97               1.15
                        11/24/97               1.15
                        11/25/97               1.15
                        11/26/97               1.16
                        11/28/97               1.17
                        12/01/97               1.18
                        12/02/97               1.19
                        12/03/97               1.18
                        12/04/97               1.18
                        12/05/97               1.18
                        12/08/97               1.18
                        12/09/97               1.19
                        12/10/97               1.19
                        12/11/97               1.18
                        12/12/97               1.17
                        12/15/97               1.18
                        12/16/97               1.19
                        12/17/97               1.20
                        12/18/97               1.17
                        12/19/97               1.18
                        12/22/97               1.18
                        12/23/97               1.19
                        12/24/97               1.19
                        12/26/97               1.18
                        12/29/97               1.20
                        12/30/97               1.22
                        12/31/97               1.19
                        01/02/98               1.18
                        01/05/98               1.19
                        01/06/98               1.19
                        01/07/98               1.18
                        01/08/98               1.19
                        01/09/98               1.18
                        01/12/98               1.17
                        01/13/98               1.17
                        01/14/98               1.18
                        01/15/98               1.19
                        01/16/98               1.20
                        01/20/98               1.21
                        01/21/98               1.19
                        01/22/98               1.19
                        01/23/98               1.18
                        01/26/98               1.19
                        01/27/98               1.17
                        01/28/98               1.19
                        01/29/98               1.19
                        01/30/98               1.20
                        02/02/98               1.20
                        02/03/98               1.21
                        02/04/98               1.21
                        02/05/98               1.21
                        02/06/98               1.23
                        02/09/98               1.21
                        02/10/98               1.22
                        02/11/98               1.20
                        02/12/98               1.20
                        02/13/98               1.21
                        02/17/98               1.20
                        02/18/98               1.21
                        02/19/98               1.20
                        02/20/98               1.20
                        02/23/98               1.21
                        02/24/98               1.21
                        02/25/98               1.23
                        02/26/98               1.24
                        02/27/98               1.23
                        03/02/98               1.22
                        03/03/98               1.24
                        03/04/98               1.22
                        03/05/98               1.20
                        03/06/98               1.24
                        03/09/98               1.22
                        03/10/98               1.24
                        03/11/98               1.26
                        03/12/98               1.25
                        03/13/98               1.25
                        03/16/98               1.26
                        03/17/98               1.26
                        03/18/98               1.25
                        03/19/98               1.25
                        03/20/98               1.25
                        03/23/98               1.25
                        03/24/98               1.26
                        03/25/98               1.27
                        03/26/98               1.27
                        03/27/98               1.28
                        03/30/98               1.27
                        03/31/98               1.30
                        04/01/98               1.29
                        04/02/98               1.28
                        04/03/98               1.29
                        04/06/98               1.28
                        04/07/98               1.26
                        04/08/98               1.26
                        04/09/98               1.27
                        04/13/98               1.26
                        04/14/98               1.29
                        04/15/98               1.29
                        04/16/98               1.28
                        04/17/98               1.29
                        04/20/98               1.30
                        04/21/98               1.31
                        04/22/98               1.30
                        04/23/98               1.29
                        04/24/98               1.29
                        04/27/98               1.26
                        04/28/98               1.26
                        04/29/98               1.28
                        04/30/98               1.28
                        05/01/98               1.29
                        05/04/98               1.29
                        05/05/98               1.28
                        05/06/98               1.28
                        05/07/98               1.27
                        05/08/98               1.28
                        05/11/98               1.28
                        05/12/98               1.27
                        05/13/98               1.27
                        05/14/98               1.28
                        05/15/98               1.28
                        05/18/98               1.27
                        05/19/98               1.28
                        05/20/98               1.28
                        05/21/98               1.27
                        05/22/98               1.27
                        05/26/98               1.26
                        05/27/98               1.25
                        05/28/98               1.26
                        05/29/98               1.25
                        06/01/98               1.24
                        06/02/98               1.24
                        06/03/98               1.25
                        06/04/98               1.27
                        06/05/98               1.27
                        06/08/98               1.28
                        06/09/98               1.28
                        06/10/98               1.26
                        06/11/98               1.26
                        06/12/98               1.26
                        06/15/98               1.24
                        06/16/98               1.23
                        06/17/98               1.26
                        06/18/98               1.25
                        06/19/98               1.25
                        06/22/98               1.26
                        06/23/98               1.26
                        06/24/98               1.27
                        06/25/98               1.27
                        06/26/98               1.27
                        06/29/98               1.27
                        06/30/98               1.26
                        07/01/98               1.27
                        07/02/98               1.28
                        07/06/98               1.28
                        07/07/98               1.27
                        07/08/98               1.28
                        07/09/98               1.28
                        07/10/98               1.28
                        07/13/98               1.28
                        07/14/98               1.28
                        07/15/98               1.27
                        07/16/98               1.28
                        07/17/98               1.29
                        07/20/98               1.30
                        07/21/98               1.30
                        07/22/98               1.30
                        07/23/98               1.30
                        07/24/98               1.30
                        07/27/98               1.27
                        07/28/98               1.28
                        07/29/98               1.28
                        07/30/98               1.29
                        07/31/98               1.29


                      December 31, 1997 - August 8, 1998

      [THE FOLLOWING WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL]

                   12/31/97-8/10/98
                   ----------------      Average of index
                                         ----------------
                         12/31/97              1.00
                         01/02/98              0.99
                         01/05/98              1.00
                         01/06/98              1.00
                         01/07/98              0.99
                         01/08/98              1.00
                         01/09/98              0.99
                         01/12/98              0.98
                         01/13/98              0.98
                         01/14/98              0.99
                         01/15/98              0.99
                         01/16/98              1.00
                         01/20/98              1.01
                         01/21/98              0.99
                         01/22/98              1.00
                         01/23/98              0.99
                         01/26/98              0.99
                         01/27/98              0.97
                         01/28/98              0.99
                         01/29/98              1.00
                         01/30/98              1.00
                         02/02/98              1.00
                         02/03/98              1.01
                         02/04/98              1.00
                         02/05/98              1.01
                         02/06/98              1.02
                         02/09/98              1.01
                         02/10/98              1.01
                         02/11/98              1.00
                         02/12/98              1.00
                         02/13/98              1.01
                         02/17/98              1.00
                         02/18/98              1.01
                         02/19/98              1.00
                         02/20/98              1.00
                         02/23/98              1.01
                         02/24/98              1.01
                         02/25/98              1.03
                         02/26/98              1.03
                         02/27/98              1.03
                         03/02/98              1.01
                         03/03/98              1.03
                         03/04/98              1.02
                         03/05/98              1.00
                         03/06/98              1.03
                         03/09/98              1.02
                         03/10/98              1.04
                         03/11/98              1.05
                         03/12/98              1.04
                         03/13/98              1.04
                         03/16/98              1.05
                         03/17/98              1.05
                         03/18/98              1.04
                         03/19/98              1.04
                         03/20/98              1.04
                         03/23/98              1.04
                         03/24/98              1.05
                         03/25/98              1.05
                         03/26/98              1.06
                         03/27/98              1.06
                         03/30/98              1.05
                         03/31/98              1.07
                         04/01/98              1.07
                         04/02/98              1.06
                         04/03/98              1.07
                         04/06/98              1.06
                         04/07/98              1.05
                         04/08/98              1.05
                         04/09/98              1.05
                         04/13/98              1.04
                         04/14/98              1.07
                         04/15/98              1.07
                         04/16/98              1.06
                         04/17/98              1.07
                         04/20/98              1.07
                         04/21/98              1.07
                         04/22/98              1.08
                         04/23/98              1.06
                         04/24/98              1.06
                         04/27/98              1.05
                         04/28/98              1.04
                         04/29/98              1.06
                         04/30/98              1.06
                         05/01/98              1.06
                         05/04/98              1.07
                         05/05/98              1.07
                         05/06/98              1.06
                         05/07/98              1.06
                         05/08/98              1.06
                         05/11/98              1.06
                         05/12/98              1.06
                         05/13/98              1.06
                         05/14/98              1.06
                         05/15/98              1.07
                         05/18/98              1.06
                         05/19/98              1.07
                         05/20/98              1.07
                         05/21/98              1.06
                         05/22/98              1.06
                         05/26/98              1.05
                         05/27/98              1.04
                         05/28/98              1.05
                         05/29/98              1.04
                         06/01/98              1.04
                         06/02/98              1.03
                         06/03/98              1.04
                         06/04/98              1.05
                         06/05/98              1.05
                         06/08/98              1.06
                         06/09/98              1.06
                         06/10/98              1.05
                         06/11/98              1.04
                         06/12/98              1.05
                         06/15/98              1.03
                         06/16/98              1.02
                         06/17/98              1.04
                         06/18/98              1.04
                         06/19/98              1.04
                         06/22/98              1.05
                         06/23/98              1.04
                         06/24/98              1.05
                         06/25/98              1.05
                         06/26/98              1.05
                         06/29/98              1.05
                         06/30/98              1.05
                         07/01/98              1.05
                         07/02/98              1.05
                         07/06/98              1.06
                         07/07/98              1.04
                         07/08/98              1.06
                         07/09/98              1.05
                         07/10/98              1.05
                         07/13/98              1.05
                         07/14/98              1.05
                         07/15/98              1.05
                         07/16/98              1.05
                         07/17/98              1.06
                         07/20/98              1.07
                         07/21/98              1.07
                         07/22/98              1.07
                         07/23/98              1.06
                         07/24/98              1.06
                         07/27/98              1.04
                         07/28/98              1.05
                         07/29/98              1.04
                         07/30/98              1.06
                         07/31/98              1.06







---------------------------------- Houlihan Lokey Howard & Zukin Capital --- 23

                                                   Emerging Communications, Inc.
--------------------------------------------------------------------------------

Comparable Company Descriptions
--------------------------------------------------------------------------------

ALIANT COMMUNICATIONS INC.

Aliant Communications Inc. (the "Company"), through subsidiaries, provides local and long distance telephone service in Nebraska and cellular telecommunications services in Nebraska and Iowa. The Company also sells telecommunications products and services and provides telephone answering services. Aliant Communications Co. (Telco), a wholly owned subsidiary, provides local and intraLATA interexchange service to approximately 201,000 customers in 22 southeastern counties of Nebraska through 273,008 landline customer access lines. Telco also provides cellular telecommunications services in the Lincoln, Nebraska Metropolitan Service Area. Aliant Cellular Inc., wholly owned, provides cellular telecommunications services in 89 of the 93 counties in Nebraska. Aliant Systems Inc., wholly owned, sells non-regulated telecommunications products and services, and toll services within and beyond Telco's local service territory; and provides telephone answering services. Prairie Communications, Inc., wholly owned, owns a 50% interest in Omaha Cellular General Partnership, which manages a limited partnership that provides cellular telecommunications services in Douglas and Sarpy Counties in Nebraska and Pottawattamie County, Iowa.

                             Aliant Communications
                     Daily Stock Price and Volume History

Aliant
------

              Price       Volume
              -----       ------

08/11/97      21.00      154,000
08/12/97      21.00      301,000
08/13/97      21.44      145,200
08/14/97      21.50       48,500
08/15/97      21.75       34,900
08/18/97      21.25       38,100
08/19/97      22.00      102,100
08/20/97      21.88       90,700
08/21/97      22.13      101,300
08/22/97      22.13       74,700
08/25/97      22.38       75,600
08/26/97      22.38      172,200
08/27/97      22.63      205,700
08/28/97      22.19       64,400
08/29/97      22.63       47,300
09/02/97      22.56       46,100
09/03/97      22.75       58,300
09/04/97      22.88       60,500
09/05/97      22.50       61,700
09/08/97      23.44       96,500
09/09/97      23.00       85,700
09/10/97      23.00       34,800
09/11/97      23.50       74,100
09/12/97      23.69      112,700
09/15/97      24.00       24,200
09/16/97      23.63       65,700
09/17/97      23.13       44,000
09/18/97      24.00       51,200
09/19/97      24.63      211,600
09/22/97      24.50       32,000
09/23/97      23.50       58,100
09/24/97      23.50       13,300
09/25/97      22.75       28,100
09/26/97      22.94       15,300
09/29/97      23.38       87,400
09/30/97      24.25      120,300
10/01/97      24.31       59,700
10/02/97      24.69       40,400
10/03/97      24.88      181,600
10/06/97      25.00       40,300
10/07/97      25.00       61,700
10/08/97      25.25       71,300
10/09/97      25.13       27,500
10/10/97      25.13       28,000
10/13/97      24.75       33,900
10/14/97      25.25       75,900
10/15/97      25.13       46,900
10/16/97      25.19       82,700
10/17/97      25.13       41,200
10/20/97      24.88       15,500
10/21/97      25.63       59,400
10/22/97      25.88      112,200
10/23/97      25.00       26,200
10/24/97      25.00       51,700
10/27/97      24.50      124,400
10/28/97      24.88      101,500
10/29/97      25.13       27,800
10/30/97      24.75       14,400
10/31/97      25.63       39,200
11/03/97      26.75      100,800
11/04/97      26.94      114,400
11/05/97      26.88       77,000
11/06/97      26.50       81,500
11/07/97      26.69       40,000
11/10/97      27.25       96,200
11/11/97      27.50       61,100
11/12/97      27.00       31,600
11/13/97      27.63       48,600
11/14/97      27.94      154,800
11/17/97      27.88      139,800
11/18/97      27.75      141,500
11/19/97      28.06      100,300
11/20/97      28.13      211,400
11/21/97      28.00       90,400
11/24/97      28.13       69,000
11/25/97      28.50      142,300
11/26/97      28.88      208,200
11/28/97      30.25       73,300
12/01/97      30.31      179,000
12/02/97      30.50       87,600
12/03/97      30.44      227,500
12/04/97      30.38      164,600
12/05/97      30.25      226,000
12/08/97      30.13       87,900
12/09/97      30.00       19,300
12/10/97      29.19      119,700
12/11/97      28.88       39,400
12/12/97      29.00       42,800
12/15/97      28.25       51,400
12/16/97      30.00       81,100
12/17/97      30.50       49,900
12/18/97      29.38       81,700
12/19/97      30.31       51,100
12/22/97      31.44      133,300
12/23/97      31.38      154,900
12/24/97      31.50       56,100
12/26/97      31.13        4,500
12/29/97      32.00      140,300
12/30/97      32.88       84,100
12/31/97      31.38       83,100
01/02/98      30.75       58,000
01/05/98      32.56       65,000
01/06/98      31.75      133,900
01/07/98      29.75      219,200
01/08/98      30.13      112,600
01/09/98      30.00      286,600
01/12/98      30.00       84,700
01/13/98      30.50      121,300
01/14/98      32.25      224,000
01/15/98      32.19       97,100
01/16/98      33.00      133,200
01/20/98      32.56      148,000
01/21/98      32.25       74,000
01/22/98      31.00       84,200
01/23/98      31.38       56,600
01/26/98      31.38       64,800
01/27/98      30.63       52,400
01/28/98      31.19      139,000
01/29/98      30.63       61,500
01/30/98      31.25       82,400
02/02/98      31.25       30,100
02/03/98      31.44       46,200
02/04/98      31.06      129,100
02/05/98      31.75       29,900
02/06/98      32.50       87,900
02/09/98      30.44      113,300
02/10/98      30.31      140,600
02/11/98      30.75       30,200
02/12/98      30.13       31,800
02/13/98      29.75      126,700
02/17/98      27.50      361,100
02/18/98      27.25      177,700
02/19/98      26.19      186,700
02/20/98      26.50      170,600
02/23/98      26.56      191,900
02/24/98      26.50       75,600
02/25/98      27.00      107,000
02/26/98      27.13       76,700
02/27/98      26.25       39,400
03/02/98      27.19       67,900
03/03/98      28.13      149,600
03/04/98      27.88      198,800
03/05/98      27.25       86,800
03/06/98      28.75      149,600
03/09/98      28.13       18,200
03/10/98      28.75       68,600
03/11/98      29.94       72,900
03/12/98      29.25       11,900
03/13/98      28.75       31,200
03/16/98      28.50      194,600
03/17/98      28.13       37,500
03/18/98      28.00       67,600
03/19/98      29.00       37,200
03/20/98      30.00       96,300
03/23/98      29.75       74,400
03/24/98      30.50       54,600
03/25/98      31.38       30,800
03/26/98      32.25      134,100
03/27/98      31.38      117,100
03/30/98      31.00       90,300
03/31/98      34.00      328,500
04/01/98      33.63      144,100
04/02/98      32.00       61,000
04/03/98      32.00       61,700
04/06/98      32.56       11,100
04/07/98      30.75       45,300
04/08/98      30.25       28,300
04/09/98      29.88       62,400
04/13/98      29.88       19,400
04/14/98      31.00       18,200
04/15/98      31.69       58,000
04/16/98      31.00       10,400
04/17/98      31.13       15,600
04/20/98      31.13       19,500
04/21/98      31.13       28,200
04/22/98      30.63       29,900
04/23/98      30.75       36,700
04/24/98      29.00       28,100
04/27/98      27.88       60,600
04/28/98      28.25      158,300
04/29/98      28.38       88,800
04/30/98      28.38      106,200
05/01/98      28.38       35,600
05/04/98      29.13       55,300
05/05/98      27.13      243,800
05/06/98      25.63      209,300
05/07/98      25.75       86,800
05/08/98      25.56       81,800
05/11/98      26.38      191,900
05/12/98      24.50      267,100
05/13/98      25.44      373,200
05/14/98      26.00      105,700
05/15/98      25.50       62,200
05/18/98      24.38      182,900
05/19/98      24.00      457,000
05/20/98      23.63      261,500
05/21/98      23.50      176,200
05/22/98      23.75      148,300
05/26/98      23.69      127,800
05/27/98      23.63      126,100
05/28/98      23.63      338,500
05/29/98      23.19      173,500
06/01/98      23.06      134,800
06/02/98      22.50      209,700
06/03/98      22.88       96,900
06/04/98      24.25       58,200
06/05/98      24.63       97,700
06/08/98      24.56      228,400
06/09/98      24.63      108,100
06/10/98      24.69      117,300
06/11/98      24.63      357,700
06/12/98      24.69      354,800
06/15/98      24.75      210,100
06/16/98      23.69      300,500
06/17/98      24.25      326,000
06/18/98      23.56       72,200
06/19/98      24.88      140,900
06/22/98      25.19       30,900
06/23/98      25.63      120,000
06/24/98      26.00       67,800
06/25/98      26.25       67,100
06/26/98      26.13       43,800
06/29/98      26.38       53,400
06/30/98      27.44      259,800
07/01/98      27.00      154,100
07/02/98      27.44       99,700
07/06/98      27.56       77,700
07/07/98      27.25       86,800
07/08/98      27.94      135,800
07/09/98      28.44       78,300
07/10/98      28.88      229,200
07/13/98      29.25       66,400
07/14/98      29.06      113,100
07/15/98      28.81       97,200
07/16/98      28.94      101,900
07/17/98      29.25       21,800
07/20/98      29.75      234,400
07/21/98      29.06       13,000
07/22/98      29.63       38,400
07/23/98      29.25       44,200
07/24/98      28.50       75,100
07/27/98      28.19       58,600
07/28/98      27.81       50,500
07/29/98      27.81       45,600
07/30/98      27.81      204,000
07/31/98      27.03       89,000
08/03/98      26.75       33,700
08/04/98      26.25       41,600
08/05/98      26.25       32,400
08/06/98      26.69       81,300
08/07/98      28.00       99,000
08/10/98      27.69       19,800
08/11/98      26.50       71,200
08/12/98      28.00       22,300
08/13/98      28.38       42,700
08/14/98      28.06       46,900
08/17/98      28.69       58,000
08/18/98      29.19      166,200
08/19/98      29.25      133,400
08/20/98      28.25       52,600
08/21/98      27.88       76,800
08/24/98      26.56      104,000
08/25/98      27.88       43,200
08/26/98      27.06       30,000
08/27/98      25.00       62,400
08/28/98      25.69       43,100


---------------------------------- Houlihan Lokey Howard & Zukin Capital --- 24

                                                   Emerging Communications, Inc.
--------------------------------------------------------------------------------

Comparable Company Descriptions
--------------------------------------------------------------------------------

CFW COMMUNICATIONS CO.

CFW Communications Co. (the "Company") provides local telephone, paging, data and information services in Waynesboro, Covington and Clifton Forge, Virginia, and surrounding areas. The Company owns and operates a fiber optic toll network, provides cellular telephone service, and operates a wireless cable TV system in Charlottesville, Virginia and nearby areas. The Company is positioned as a diversified telecommunications provider offering a broad range of integrated telecommunications solutions for business and residential customers. Renowned for superior customer service, high quality and value, CFW has been Virginia's premier telecommunications company for more than 100 years. The Company's communications service provides a single source solution to meet customer requirements for video, voice, and data applications. CFW Communications is the largest independent telephone headquartered in Virginia and the 42nd largest in the nation. Through Clifton Forge-Waynesboro Telephone Co., CFW provides local exchange and telephone services in Waynesboro, Covington and Clifton Forge, Virginia and surrounding areas, serving approximately 36,000 access lines. The company also owns and operates over 450 miles of fiber optic cable in Western and Central Virginia. CFW Communications Services Inc. provides a regional, single point of customer contact for phone systems, paging, voicemail, data, network access and other competitive products and services. CFW Cable Inc. operates a wireless cable TV system in Charlottesville, Richmond and the Shenandoah Valley and a traditional coax system in Alleghany County. CFW Information Services Inc. provides operator based information services in the Virginia Maryland, West Virginia and Washington, D.C. region.


                              CFW Communications
                     Daily Stock Price and Volume History

CFW
---

              Price       Volume
              -----       ------

08/11/97      18.00       22,300
08/12/97      18.00        7,300
08/13/97      17.63       29,700
08/14/97      18.06        3,700
08/15/97      17.63        5,300
08/18/97      18.00       10,900
08/19/97      18.00        1,500
08/20/97      18.00       13,300
08/21/97      18.00          600
08/22/97      17.50        3,400
08/25/97      17.88       12,000
08/26/97      18.50       45,800
08/27/97      19.00       28,300
08/28/97      18.25       16,700
08/29/97      18.50        8,500
09/02/97      18.50        6,000
09/03/97      19.25        1,800
09/04/97      19.00        4,100
09/05/97      18.50        8,900
09/08/97      18.50       18,000
09/09/97      18.69       22,200
09/10/97      18.75        6,100
09/11/97      19.38       13,000
09/12/97      19.50        9,400
09/15/97      19.63       30,200
09/16/97      19.38       11,500
09/17/97      19.50        9,400
09/18/97      20.00       13,400
09/19/97      19.75        4,300
09/22/97      20.00        7,800
09/23/97      19.88        2,300
09/24/97      20.50       31,300
09/25/97      20.50       22,300
09/26/97      22.13       41,800
09/29/97      21.63       13,900
09/30/97      22.13       32,600
10/01/97      21.38        3,900
10/02/97      21.13        7,800
10/03/97      20.88        5,600
10/06/97      20.63        3,400
10/07/97      20.38       14,700
10/08/97      20.50       15,100
10/09/97      20.00        1,600
10/10/97      20.50        6,900
10/13/97      19.50        2,200
10/14/97      20.00        5,100
10/15/97      19.75        4,100
10/16/97      20.25          700
10/17/97      19.75        4,800
10/20/97      19.75          300
10/21/97      20.50        2,900
10/22/97      19.88        2,200
10/23/97      19.50        4,900
10/24/97      19.50        1,000
10/27/97      18.50        8,200
10/28/97      19.75       25,100
10/29/97      19.38       10,700
10/30/97      19.38        4,500
10/31/97      19.50        5,000
11/03/97      19.50        2,700
11/04/97      19.50          200
11/05/97      20.00        8,100
11/06/97      19.88        1,900
11/07/97      19.00        4,700
11/10/97      19.50       30,300
11/11/97      20.00          400
11/12/97      20.13       11,200
11/13/97      20.13        1,000
11/14/97      20.75        2,500
11/17/97      21.38        7,200
11/18/97      21.00        6,100
11/19/97      22.50       18,700
11/20/97      22.00        8,900
11/21/97      22.25        3,200
11/24/97      22.25       23,800
11/25/97      21.88        8,700
11/26/97      22.50       46,900
11/28/97      22.75        5,800
12/01/97      23.63       33,000
12/02/97      23.25       13,700
12/03/97      23.13       10,900
12/04/97      23.00        1,300
12/05/97      23.13        8,300
12/08/97      23.00        8,800
12/09/97      23.75       39,400
12/10/97      24.00       40,500
12/11/97      23.88       13,900
12/12/97      23.88        8,000
12/15/97      24.13       42,800
12/16/97      24.13       10,100
12/17/97      24.00        5,800
12/18/97      23.75       30,400
12/19/97      23.25        6,100
12/22/97      22.75          900
12/23/97      23.00        6,500
12/24/97      23.00        5,700
12/26/97      22.63        2,300
12/29/97      23.63       26,100
12/30/97      23.25       14,000
12/31/97      22.38       19,100
01/02/98      22.00       36,700
01/05/98      21.94       26,200
01/06/98      21.94       41,200
01/07/98      21.75        3,000
01/08/98      21.88        8,700
01/09/98      22.00        2,800
01/12/98      21.50        1,300
01/13/98      21.13       12,400
01/14/98      21.38        6,900
01/15/98      21.81        9,800
01/16/98      21.63        9,100
01/20/98      21.88        6,500
01/21/98      21.88       14,400
01/22/98      22.00       11,100
01/23/98      21.88        3,700
01/26/98      21.63        7,500
01/27/98      21.38       43,600
01/28/98      21.50       16,500
01/29/98      21.94       22,400
01/30/98      21.75       32,800
02/02/98      20.88       12,100
02/03/98      20.88       10,300
02/04/98      20.75          400
02/05/98      21.00        7,800
02/06/98      21.19        2,900
02/09/98      21.38       25,200
02/10/98      21.75       18,600
02/11/98      21.38       10,500
02/12/98      21.38       14,900
02/13/98      21.25       17,400
02/17/98      21.41       22,300
02/18/98      22.00       35,300
02/19/98      21.75       20,900
02/20/98      22.63       16,000
02/23/98      23.25       15,600
02/24/98      23.00        4,100
02/25/98      24.75       21,800
02/26/98      24.75       12,300
02/27/98      24.00       17,200
03/02/98      23.50        2,100
03/03/98      23.63        3,000
03/04/98      23.00       25,000
03/05/98      23.00        7,500
03/06/98      23.50       17,800
03/09/98      23.75        6,000
03/10/98      24.50       26,400
03/11/98      25.25       14,500
03/12/98      25.00       21,300
03/13/98      26.00       33,100
03/16/98      25.50        7,200
03/17/98      26.00       19,800
03/18/98      25.88       22,900
03/19/98      25.13       15,900
03/20/98      25.13       14,100
03/23/98      25.50       25,100
03/24/98      26.00       20,800
03/25/98      26.50       11,700
03/26/98      26.50        6,000
03/27/98      26.63       17,600
03/30/98      26.38        8,000
03/31/98      26.75       27,800
04/01/98      27.00       27,200
04/02/98      27.00       28,900
04/03/98      27.13       20,600
04/06/98      26.50        7,600
04/07/98      26.25       11,100
04/08/98      26.25       12,600
04/09/98      26.63       13,000
04/13/98      26.13        2,400
04/14/98      26.13        4,900
04/15/98      26.00       15,400
04/16/98      26.13        3,600
04/17/98      26.00       30,300
04/20/98      26.00       14,600
04/21/98      26.50       11,200
04/22/98      26.06       19,500
04/23/98      25.25       15,300
04/24/98      24.75        7,400
04/27/98      24.63       16,500
04/28/98      24.50        6,500
04/29/98      24.50       17,500
04/30/98      25.88       37,500
05/01/98      26.13        2,900
05/04/98      26.00        6,600
05/05/98      25.50       20,500
05/06/98      25.63        5,300
05/07/98      25.75        3,200
05/08/98      25.75        1,000
05/11/98      25.38       23,300
05/12/98      25.50        9,800
05/13/98      25.25       33,900
05/14/98      25.03        7,900
05/15/98      24.88       13,100
05/18/98      24.75        4,900
05/19/98      25.13        9,100
05/20/98      25.19          900
05/21/98      24.88        4,500
05/22/98      24.94        5,100
05/26/98      25.00        5,300
05/27/98      25.00        3,400
05/28/98      25.00        4,100
05/29/98      25.00        3,800
06/01/98      24.50        4,100
06/02/98      24.50        3,700
06/03/98      24.75        3,900
06/04/98      24.00       18,300
06/05/98      24.50        5,000
06/08/98      24.75        6,600
06/09/98      24.44       28,500
06/10/98      24.13       10,200
06/11/98      23.50        2,600
06/12/98      23.13        1,400
06/15/98      23.75          600
06/16/98      23.13       20,600
06/17/98      23.00        4,500
06/18/98      23.00        1,400
06/19/98      23.13        7,300
06/22/98      23.25       81,700
06/23/98      23.00       26,900
06/24/98      23.38       51,000
06/25/98      23.31       14,500
06/26/98      23.06        1,700
06/29/98      24.75        4,900
06/30/98      23.25       34,600
07/01/98      23.25        9,000
07/02/98      23.50       12,800
07/06/98      23.75          600
07/07/98      23.00        9,200
07/08/98      23.50        6,200
07/09/98      22.38       14,900
07/10/98      22.38        5,400
07/13/98      22.13        6,500
07/14/98      22.25        8,600
07/15/98      21.50       37,400
07/16/98      22.03       50,300
07/17/98      21.88       11,900
07/20/98      21.75        3,400
07/21/98      22.13       74,400
07/22/98      22.03       97,700
07/23/98      21.63       11,500
07/24/98      22.25        2,300
07/27/98      21.63          900
07/28/98      21.81        3,500
07/29/98      21.38        1,900
07/30/98      22.00       11,000
07/31/98      21.50        6,400
08/03/98      20.44       14,800
08/04/98      20.50       13,000
08/05/98      20.13       22,800
08/06/98      21.25       24,300
08/07/98      20.88        6,100
08/10/98      20.75        1,900
08/11/98      21.25       12,700
08/12/98      21.38        9,300
08/13/98      21.38        8,600
08/14/98      21.50       10,800
08/17/98      21.63       20,800
08/18/98      22.81       12,600
08/19/98      22.75       10,300
08/20/98      22.38        2,900
08/21/98      22.00        5,900
08/24/98      21.63        1,300
08/25/98      22.00        4,900
08/26/98      22.00        8,400
08/27/98      21.50        2,800
08/28/98      22.13        7,300



---------------------------------- Houlihan Lokey Howard & Zukin Capital --- 25

                                                   Emerging Communications, Inc.
--------------------------------------------------------------------------------


Comparable Company Descriptions
--------------------------------------------------------------------------------


CT COMMUNICATIONS, INC.

CT Communications, Inc. (the "Company"), through subsidiaries, provides local and long distance telephone services to customers in the counties of Cabarrus, Stanly and Rowan, North Carolina. The Company also provides cellular mobile telephone service. CTC Long Distance Services, wholly owned, purchases long distance capacity in bulk from interexchange carriers and resells it to subscribers on a discounted retail basis. CT Cellular, Inc., wholly owned, provides cellular mobile telephone service through ownership of a 24.5% interest in Rural Service Area (RSA) 4/5, comprised of Anson, Lincoln, Montgomery and Richmond Counties, North Carolina and a 50% interest in RSA 15, comprised of Cabarrus, Stanly and parts of Iredell and Rowan Counties, North Carolina.


                               CT Communications
                     Daily Stock Price and Volume History

CT Comm
-------

                Price        Volume
                -----        ------

08/11/97        114.67           0
08/12/97        115.33           0
08/13/97        123.33         150
08/14/97        123.00         300
08/15/97        123.00           0
08/18/97        123.00           0
08/19/97        123.00           0
08/20/97        123.00           0
08/21/97        123.33         825
08/22/97        123.33           0
08/25/97        123.33           0
08/26/97        123.33           0
08/27/97        123.33           0
08/28/97        123.33           0
08/29/97        123.33           0
09/02/97        123.33           0
09/03/97        123.33           0
09/04/97        130.00       3,100
09/05/97        130.00           0
09/08/97        128.00         100
09/09/97        128.00         100
09/10/97        128.00         350
09/11/97        128.00           0
09/12/97        128.00           0
09/15/97        128.00           0
09/16/97        128.00           0
09/17/97        128.00           0
09/18/97        128.00           0
09/19/97        128.00           0
09/22/97        128.00           0
09/23/97        128.00           0
09/24/97        128.00         300
09/25/97        128.00           0
09/26/97        128.13         200
09/29/97        128.13           0
09/30/97        128.13           0
10/01/97        128.13           0
10/02/97        128.13           0
10/03/97        128.13           0
10/06/97        128.13           0
10/07/97        130.00       3,800
10/08/97        130.00           0
10/09/97        130.00           0
10/10/97        130.00         100
10/13/97        130.00           0
10/14/97        130.13         300
10/15/97        130.13           0
10/16/97        130.13           0
10/17/97        130.13           0
10/20/97        130.13           0
10/21/97        130.13           0
10/22/97        130.13           0
10/23/97        130.13           0
10/24/97        130.13           0
10/27/97        130.13           0
10/28/97        130.13       2,000
10/29/97        130.13           0
10/30/97        130.13           0
10/31/97        127.50         100
11/03/97        127.50           0
11/04/97        127.50           0
11/05/97        127.50           0
11/06/97        127.50           0
11/07/97        127.50           0
11/10/97        127.50           0
11/11/97        127.50           0
11/12/97        128.00       1,650
11/13/97        128.00           0
11/14/97        128.00           0
11/17/97        130.00         100
11/18/97        130.13         700
11/19/97        130.13           0
11/20/97        130.13           0
11/21/97        125.50         100
11/24/97        125.50           0
11/25/97        125.50           0
11/26/97        125.50           0
11/28/97        125.50           0
12/01/97        125.50           0
12/02/97        131.00         200
12/03/97        130.50         100
12/04/97        126.00           0
12/05/97        126.00           0
12/08/97        126.00           0
12/09/97        126.00           0
12/10/97        126.00           0
12/11/97        126.00           0
12/12/97        126.00           0
12/15/97        131.00       5,600
12/16/97        126.00           0
12/17/97        126.00         300
12/18/97        126.00           0
12/19/97        126.00           0
12/22/97        126.00           0
12/23/97        131.50         200
12/24/97        131.00         150
12/26/97        126.50           0
12/29/97        126.50           0
12/30/97        134.00       1,350
12/31/97        126.50           0
01/02/98        126.50           0
01/05/98        126.50           0
01/06/98        126.50           0
01/07/98        126.50           0
01/08/98        126.50           0
01/09/98        126.50           0
01/12/98        126.50           0
01/13/98        126.50           0
01/14/98        126.50           0
01/15/98        126.50           0
01/16/98        126.50           0
01/20/98        126.50         100
01/21/98        126.00           0
01/22/98        126.00           0
01/23/98        126.00           0
01/26/98        126.00           0
01/27/98        126.00         100
01/28/98        131.00         300
01/29/98        126.00           0
01/30/98        131.00         500
02/02/98        126.00           0
02/03/98        126.00           0
02/04/98        126.00           0
02/05/98        126.00           0
02/06/98        131.00         700
02/09/98        126.00           0
02/10/98        126.00           0
02/11/98        126.00           0
02/12/98        126.00           0
02/13/98        126.00           0
02/17/98        126.00           0
02/18/98        131.00         450
02/19/98        126.00           0
02/20/98        126.00           0
02/23/98        126.00           0
02/24/98        126.00           0
02/25/98        126.00           0
02/26/98        126.00           0
02/27/98        126.00           0
03/02/98        126.00           0
03/03/98        126.00           0
03/04/98        126.00           0
03/05/98        126.00           0
03/06/98        126.00           0
03/09/98        126.00           0
03/10/98        133.00         100
03/11/98        133.00           0
03/12/98        131.00         550
03/13/98        131.00       5,450
03/16/98        135.00         200
03/17/98        135.00           0
03/18/98        135.00           0
03/19/98        131.00         100
03/20/98        130.00          50
03/23/98        131.00         100
03/24/98        131.00           0
03/25/98        131.00           0
03/26/98        131.00           0
03/27/98        131.00          50
03/30/98        126.00         200
03/31/98        131.00         100
04/01/98        127.00           0
04/02/98        127.00           0
04/03/98        127.00         150
04/06/98        127.00           0
04/07/98        127.00           0
04/08/98        131.00         850
04/09/98        131.00         400
04/13/98        135.00         750
04/14/98        135.00           0
04/15/98        135.00           0
04/16/98        135.00           0
04/17/98        135.00           0
04/20/98        135.00           0
04/21/98        135.00           0
04/22/98        135.00           0
04/23/98        135.00           0
04/24/98        135.00           0
04/27/98        131.00         900
04/28/98        131.00           0
04/29/98        131.00           0
04/30/98        131.00           0
05/01/98        131.00           0
05/04/98        131.00           0
05/05/98        131.00           0
05/06/98        131.00           0
05/07/98        131.00       3,100
05/08/98        131.00           0
05/11/98        131.00           0
05/12/98        128.00         150
05/13/98        131.00          50
05/14/98        128.00         250
05/15/98        129.00         200
05/18/98        129.00           0
05/19/98        129.00           0
05/20/98        131.00         200
05/21/98        131.00           0
05/22/98        131.00         600
05/26/98        131.00           0
05/27/98        131.00         600
05/28/98        131.00           0
05/29/98        131.00           0
06/01/98        131.00         300
06/02/98        131.00           0
06/03/98        131.00           0
06/04/98        131.00         100
06/05/98        128.00           0
06/08/98        131.00         300
06/09/98        131.00         350
06/10/98        129.00           0
06/11/98        128.00           0
06/12/98        131.00         200
06/15/98        128.00           0
06/16/98        128.00           0
06/17/98        131.00         100
06/18/98        130.00         950
06/19/98        128.00          50
06/22/98        128.00           0
06/23/98        128.00           0
06/24/98        131.00         200
06/25/98        128.00           0
06/26/98        128.00           0
06/29/98        128.00           0
06/30/98        128.00           0
07/01/98        128.00           0
07/02/98        131.00         300
07/06/98        131.00       1,800
07/07/98        131.00         300
07/08/98        131.00         650
07/09/98        129.00           0
07/10/98        131.00         150
07/13/98        129.00           0
07/14/98        134.00         100
07/15/98        129.00           0
07/16/98        129.00           0
07/17/98        129.00           0
07/20/98        129.00           0
07/21/98        130.88         200
07/22/98        129.50         150
07/23/98        129.00           0
07/24/98        130.00         150
07/27/98        129.00           0
07/28/98        130.00           0
07/29/98        130.00           0
07/30/98        130.00           0
07/31/98        131.00       1,050
08/03/98        131.00       2,250
08/04/98        130.50         250
08/05/98        130.00           0
08/06/98        130.50         100
08/07/98        131.00         850
08/10/98        130.00           0
08/11/98        130.88         200
08/12/98        130.00           0
08/13/98        131.00         850
08/14/98        132.25          50
08/17/98        130.00           0
08/18/98        130.00           0
08/19/98        130.00           0
08/20/98        130.00           0
08/21/98        130.00           0
08/24/98        131.00       1,800
08/25/98        132.00         350
08/26/98        130.50           0
08/27/98        130.50           0
08/28/98        130.50           0


---------------------------------- Houlihan Lokey Howard & Zukin Capital --- 26

                                                   Emerging Communications, Inc.
--------------------------------------------------------------------------------

Comparable Company Descriptions
--------------------------------------------------------------------------------


CENTURY TELEPHONE ENTERPRISES, INC.

Century Telephone Enterprises, Inc. (the "Company"), through subsidiaries, provides traditional local exchange telephone service mainly in rural, suburban and small urban areas in 21 states; and provides cellular telephone communications service. Through its December 1, 1997 acquisition of Pacific Telecom, Inc. for $1.503 billion, the Company (i) acquired Pacific Telecom, Inc., on December 1, 1997 for $1.503 billion cash. As a result, the company acquired over 600,000 telephone access lines in four Midwestern states, seven Western states and Alaska; (ii) over 88,000 cellular customers in ten markets and minority equity interests in 12 additional cellular markets; and (iii) various other wireless, cable television and other communications assets. The Company's largest customer bases are located in Wisconsin, Louisiana, Michigan, Ohio, Washington, Alaska, Colorado, Oregon and Montana. The Company also provides cellular telephone communications service to about 570,000 customers in 21 Metropolitan Statistical Areas (MSAs) and 23 Rural Service Areas (RSAs). The Company's cellular operations owned about 8.1 million pops (the estimated population of licensed cellular telephone markets multiplied by the Company's proportionate equity interest in the licensed operators thereof). At December 31, 1997, the Company also owned minority equity interests in 12 MSAs and 22 RSAs, representing about 2.2 million pops. The company also provides long distance, operator, cable television and interactive services in certain local and regional markets, as well as certain printing and related services. Subsidiaries also install fiber optic cable in high traffic routes in certain areas in which its subsidiaries operate and provide alternative routing of telephone service over fiber optic cable networks in several strategic operating areas.

                            Century Communications
                     Daily Stock Price and Volume History


Century Tel Enterprises Inc.
----------------------------

             Price          Volume
             -----          ------
08/11/97     25.13         215,550
08/12/97     24.71         184,950
08/13/97     24.71         114,000
08/14/97     24.67          45,900
08/15/97     24.71          62,250
08/18/97     24.50         149,100
08/19/97     24.79         190,500
08/20/97     24.96         128,250
08/21/97     25.00         221,100
08/22/97     24.92         195,450
08/25/97     24.92         449,250
08/26/97     24.67         137,850
08/27/97     24.92          82,800
08/28/97     24.50         188,550
08/29/97     24.21          90,750
09/02/97     25.33         180,600
09/03/97     25.46         106,350
09/04/97     24.71         307,500
09/05/97     25.33         112,050
09/08/97     25.50         123,000
09/09/97     25.71         121,200
09/10/97     25.63          60,900
09/11/97     25.79         323,700
09/12/97     26.46         255,900
09/15/97     26.79         202,050
09/16/97     26.92         395,700
09/17/97     27.08         180,900
09/18/97     26.96         265,950
09/19/97     26.96         325,350
09/22/97     27.42         174,450
09/23/97     27.29         216,900
09/24/97     27.67         120,450
09/25/97     27.79         144,450
09/26/97     27.71         266,250
09/29/97     27.92          69,600
09/30/97     29.33         180,900
10/01/97     29.83         363,300
10/02/97     30.04         417,600
10/03/97     29.63         381,600
10/06/97     29.33         216,000
10/07/97     29.63         178,950
10/08/97     29.29         173,250
10/09/97     29.63         155,850
10/10/97     29.88         231,150
10/13/97     29.79          52,800
10/14/97     29.83         223,650
10/15/97     29.75         363,150
10/16/97     29.75         245,100
10/17/97     29.67         127,800
10/20/97     29.54         127,200
10/21/97     29.50         151,350
10/22/97     29.13         230,400
10/23/97     29.04         312,150
10/24/97     29.33         475,500
10/27/97     27.33         194,700
10/28/97     28.08         307,050
10/29/97     28.21         121,800
10/30/97     28.04         100,500
10/31/97     28.29         146,850
11/03/97     28.75         141,300
11/04/97     28.88          68,700
11/05/97     28.46          65,400
11/06/97     28.58         102,750
11/07/97     28.04          98,250
11/10/97     28.25         100,200
11/11/97     28.08         138,300
11/12/97     27.42         120,750
11/13/97     27.42         231,150
11/14/97     27.79         203,400
11/17/97     28.54          59,550
11/18/97     28.63         171,750
11/19/97     28.83         116,100
11/20/97     29.83         210,750
11/21/97     30.17         393,150
11/24/97     30.04         437,400
11/25/97     30.42         375,150
11/26/97     30.63         184,800
11/28/97     30.71          94,650
12/01/97     31.17         216,600
12/02/97     30.83         180,000
12/03/97     30.58         205,950
12/04/97     31.33         168,750
12/05/97     31.08         131,550
12/08/97     30.83          83,400
12/09/97     30.50         189,450
12/10/97     31.46         163,350
12/11/97     31.17          89,250
12/12/97     31.42         128,100
12/15/97     32.00         170,850
12/16/97     32.67         706,650
12/17/97     32.13         253,050
12/18/97     31.96         230,850
12/19/97     31.96         195,150
12/22/97     32.04         153,450
12/23/97     32.08         714,450
12/24/97     32.42         258,750
12/26/97     32.08          76,650
12/29/97     32.08         178,500
12/30/97     33.54         242,850
12/31/97     33.21          93,150
01/02/98     32.92         179,700
01/05/98     33.54         522,900
01/06/98     34.88         471,900
01/07/98     34.17         361,500
01/08/98     33.88         229,050
01/09/98     33.17         250,200
01/12/98     32.63         326,400
01/13/98     33.29         266,850
01/14/98     33.83         247,800
01/15/98     33.83         346,800
01/16/98     34.33         126,600
01/20/98     34.42         220,800
01/21/98     34.29         214,050
01/22/98     34.33         370,800
01/23/98     34.38         187,050
01/26/98     34.67         175,950
01/27/98     35.04         244,800
01/28/98     34.67         118,350
01/29/98     34.54         501,450
01/30/98     35.17         378,900
02/02/98     35.79         324,750
02/03/98     36.54         516,000
02/04/98     38.00         579,900
02/05/98     37.50         441,450
02/06/98     37.88         438,150
02/09/98     37.42         387,300
02/10/98     37.42         366,900
02/11/98     37.21         201,750
02/12/98     37.33         253,050
02/13/98     37.92         478,950
02/17/98     38.50         267,300
02/18/98     39.67         425,400
02/19/98     38.92         794,850
02/20/98     38.79         341,550
02/23/98     39.17         274,050
02/24/98     39.08         238,350
02/25/98     39.54         245,400
02/26/98     40.58         261,900
02/27/98     40.67         224,550
03/02/98     40.29         672,300
03/03/98     39.96         529,500
03/04/98     39.00         483,450
03/05/98     38.50         390,150
03/06/98     39.17         373,500
03/09/98     39.33         364,950
03/10/98     39.29         211,350
03/11/98     39.29         267,150
03/12/98     40.25         280,350
03/13/98     40.67         353,400
03/16/98     40.46         247,800
03/17/98     40.42         176,400
03/18/98     40.50         201,450
03/19/98     39.50         288,900
03/20/98     39.67         519,450
03/23/98     39.71         230,250
03/24/98     39.75         207,150
03/25/98     39.58         348,900
03/26/98     40.08         202,650
03/27/98     39.83         226,350
03/30/98     39.88         188,850
03/31/98     40.75         630,450
04/01/98     41.06         314,700
04/02/98     42.00         365,800
04/03/98     42.75         337,000
04/06/98     42.06         303,100
04/07/98     41.69         230,400
04/08/98     41.63         232,100
04/09/98     42.44         434,200
04/13/98     43.31         375,200
04/14/98     44.44         504,000
04/15/98     44.13         211,800
04/16/98     43.94         398,500
04/17/98     44.19         136,400
04/20/98     45.00         261,500
04/21/98     45.00         165,300
04/22/98     44.56         152,500
04/23/98     43.69         168,500
04/24/98     43.31         138,200
04/27/98     41.50         263,900
04/28/98     41.31         315,400
04/29/98     41.56         303,900
04/30/98     42.56         420,600
05/01/98     43.50         209,400
05/04/98     43.63         113,400
05/05/98     44.31         199,300
05/06/98     45.06         430,600
05/07/98     44.00         223,700
05/08/98     45.13         134,100
05/11/98     45.50         230,100
05/12/98     45.69         201,000
05/13/98     45.69         151,600
05/14/98     46.13         273,800
05/15/98     46.13         362,800
05/18/98     46.25         232,000
05/19/98     47.06         431,100
05/20/98     47.06         285,500
05/21/98     47.06         295,700
05/22/98     46.63         123,900
05/26/98     45.56         134,200
05/27/98     44.00         253,000
05/28/98     44.44         197,900
05/29/98     44.31         144,300
06/01/98     45.00         174,300
06/02/98     45.13         182,700
06/03/98     44.94         150,000
06/04/98     46.13         235,700
06/05/98     47.31         175,700
06/08/98     49.31         430,500
06/09/98     48.25         331,200
06/10/98     48.06         325,100
06/11/98     47.63         282,800
06/12/98     46.94         230,200
06/15/98     45.00         178,900
06/16/98     45.19         311,600
06/17/98     47.06         273,500
06/18/98     46.44         167,700
06/19/98     45.44         267,300
06/22/98     47.25         180,800
06/23/98     47.56         197,400
06/24/98     46.69         296,100
06/25/98     46.69         145,400
06/26/98     47.13         124,900
06/29/98     46.81          99,000
06/30/98     45.88         143,700
07/01/98     46.31         132,300
07/02/98     47.81         262,200
07/06/98     47.81         196,000
07/07/98     48.56         175,600
07/08/98     48.88         147,200
07/09/98     48.50         239,900
07/10/98     48.31         165,900
07/13/98     48.88          86,400
07/14/98     49.00         177,300
07/15/98     49.06         125,500
07/16/98     49.31         223,900
07/17/98     50.44         278,500
07/20/98     51.31         301,700
07/21/98     51.50         245,700
07/22/98     50.88         316,900
07/23/98     50.38         168,600
07/24/98     50.44         213,700
07/27/98     48.63         258,500
07/28/98     48.88         502,100
07/29/98     50.50         871,200
07/30/98     50.75         445,600
07/31/98     49.75         300,000
08/03/98     50.00         184,700
08/04/98     48.50         490,300
08/05/98     48.00         291,500
08/06/98     49.75         202,100
08/07/98     49.38         219,400
08/10/98     48.75         142,300
08/11/98     47.63         241,300
08/12/98     47.88         148,500
08/13/98     47.94         179,800
08/14/98     48.56         404,700
08/17/98     49.13         314,400
08/18/98     49.94         222,700
08/19/98     49.50         234,900
08/20/98     49.50         223,000
08/21/98     47.63         361,600
08/24/98     49.19         256,800
08/25/98     49.94         227,700
08/26/98     49.50         587,000
08/27/98     47.69         157,200
08/28/98     47.00         227,400


---------------------------------- Houlihan Lokey Howard & Zukin Capital --- 27

                                                   Emerging Communications, Inc.
--------------------------------------------------------------------------------


Comparable Company Descriptions
--------------------------------------------------------------------------------


CONESTOGA ENTERPRISES, INC.

Conestoga Enterprises, Inc. (the "Company"), through subsidiaries, furnishes communication services, mainly local and toll telephone service, to parts of six counties in the Commonwealth of Pennsylvania. The Company also resells long distance service; and provides pager services.

The Company, through wholly owned Conestoga Telephone & Telegraph Co., provides communication services to an area of approximately 300 square miles which includes parts of Berks, Chester, Lancaster, and Montgomery counties in Pennsylvania, and includes a population of approximately 120,400; and, through wholly owned Buffalo Valley Telephone. The Company serves some 36,500 people in Union and Northcumberland counties in Pennsylvania. The Company's services are distributed through its telephone exchanges and system of overhead and underground wire and cables. The Company also has interests in two joint ventures which provide cellular telephone services. As of December 31, 1996, the Company had 72,266 access lines in service, including approximately 21,000 lines serving business customers.


                           Conestoga Communications
                     Daily Stock Price and Volume History

Conestoga
---------
              Price        Volume
              -----        ------

08/11/97      27.00             0
08/12/97      27.00             0
08/13/97      27.50         8,300
08/14/97      27.38         1,500
08/15/97      27.50         2,200
08/18/97      27.25         1,000
08/19/97      27.50         1,500
08/20/97      27.25             0
08/21/97      27.50           500
08/22/97      27.25             0
08/25/97      27.25             0
08/26/97      27.25             0
08/27/97      27.50           800
08/28/97      28.00         1,000
08/29/97      28.06         7,200
09/02/97      28.50         3,800
09/03/97      28.00             0
09/04/97      28.50         8,100
09/05/97      28.75         5,800
09/08/97      28.56         3,000
09/09/97      28.50             0
09/10/97      28.75           600
09/11/97      28.50             0
09/12/97      28.50             0
09/15/97      28.50           800
09/16/97      29.00           800
09/17/97      28.50             0
09/18/97      28.50         1,400
09/19/97      28.50         3,200
09/22/97      28.50        10,500
09/23/97      28.50           500
09/24/97      28.50         1,600
09/25/97      28.50           300
09/26/97      28.50             0
09/29/97      28.50             0
09/30/97      29.00           400
10/01/97      28.50             0
10/02/97      28.56         5,700
10/03/97      28.50           200
10/06/97      28.50             0
10/07/97      28.56         5,000
10/08/97      28.50         1,100
10/09/97      28.75         4,800
10/10/97      28.38             0
10/13/97      28.38           200
10/14/97      28.38           100
10/15/97      28.50         1,700
10/16/97      28.88           500
10/17/97      29.13         3,000
10/20/97      28.50             0
10/21/97      28.75         8,700
10/22/97      28.50         1,200
10/23/97      28.50         2,700
10/24/97      28.50             0
10/27/97      28.50         3,200
10/28/97      28.75           900
10/29/97      28.38           700
10/30/97      28.25             0
10/31/97      28.25             0
11/03/97      28.75           200
11/04/97      28.63           200
11/05/97      28.00         3,900
11/06/97      28.56         6,400
11/07/97      28.50             0
11/10/97      28.56         3,600
11/11/97      28.50           100
11/12/97      28.75         1,200
11/13/97      28.56         1,000
11/14/97      28.50             0
11/17/97      28.50             0
11/18/97      29.38           200
11/19/97      29.38           800
11/20/97      28.50           200
11/21/97      28.50             0
11/24/97      28.50           400
11/25/97      28.50         1,700
11/26/97      28.50             0
11/28/97      28.50             0
12/01/97      28.50           200
12/02/97      28.75           400
12/03/97      28.75           600
12/04/97      29.50         6,400
12/05/97      29.00             0
12/08/97      29.00             0
12/09/97      29.63         1,000
12/10/97      29.63         6,800
12/11/97      29.63           400
12/12/97      28.75             0
12/15/97      28.75         6,300
12/16/97      28.75         3,600
12/17/97      29.50           800
12/18/97      28.75         1,000
12/19/97      29.50         1,000
12/22/97      28.75             0
12/23/97      29.75         1,500
12/24/97      28.75             0
12/26/97      28.81           800
12/29/97      30.00         1,500
12/30/97      29.25             0
12/31/97      28.75             0
01/02/98      28.75           100
01/05/98      28.75             0
01/06/98      28.75           200
01/07/98      28.75           200
01/08/98      29.63         1,500
01/09/98      30.25         2,600
01/12/98      29.25           300
01/13/98      29.50           300
01/14/98      29.00         2,400
01/15/98      29.63         5,700
01/16/98      30.13         1,600
01/20/98      30.13             0
01/21/98      30.50         6,300
01/22/98      30.13             0
01/23/98      30.13             0
01/26/98      31.38           300
01/27/98      30.75         1,300
01/28/98      32.00         4,500
01/29/98      30.75             0
01/30/98      32.25           100
02/02/98      32.25           700
02/03/98      32.25         1,100
02/04/98      31.00         1,500
02/05/98      31.31             0
02/06/98      30.75             0
02/09/98      31.00         2,200
02/10/98      31.50           700
02/11/98      31.50         3,900
02/12/98      31.50         3,600
02/13/98      32.25           200
02/17/98      31.50             0
02/18/98      31.50           100
02/19/98      31.50           200
02/20/98      32.00           600
02/23/98      31.50             0
02/24/98      31.50             0
02/25/98      32.00           200
02/26/98      31.09        17,600
02/27/98      32.25         3,000
03/02/98      31.00           500
03/03/98      32.25         3,100
03/04/98      31.00         1,000
03/05/98      31.00           500
03/06/98      32.25         1,200
03/09/98      31.00           100
03/10/98      31.25         8,500
03/11/98      32.25         9,700
03/12/98      32.00         2,400
03/13/98      31.50           400
03/16/98      31.88         1,000
03/17/98      31.63           900
03/18/98      31.38         9,400
03/19/98      32.25           100
03/20/98      31.50           300
03/23/98      31.25           300
03/24/98      32.00         1,300
03/25/98      31.25             0
03/26/98      31.38           300
03/27/98      31.75         1,800
03/30/98      31.75         1,100
03/31/98      32.63         7,200
04/01/98      32.50             0
04/02/98      32.63         9,200
04/03/98      32.00             0
04/06/98      32.00           800
04/07/98      32.00             0
04/08/98      32.00             0
04/09/98      32.00             0
04/13/98      32.00           300
04/14/98      32.13         3,100
04/15/98      32.75           200
04/16/98      32.63         2,100
04/17/98      32.38         1,300
04/20/98      32.00             0
04/21/98      32.00             0
04/22/98      32.00           700
04/23/98      32.00             0
04/24/98      32.00         3,100
04/27/98      32.00             0
04/28/98      32.00           400
04/29/98      32.31         3,900
04/30/98      33.00         1,900
05/01/98      33.00             0
05/04/98      33.25         1,700
05/05/98      32.75             0
05/06/98      32.75             0
05/07/98      33.13         3,200
05/08/98      33.25         1,200
05/11/98      32.75             0
05/12/98      32.75             0
05/13/98      32.75             0
05/14/98      32.75         6,600
05/15/98      32.75           100
05/18/98      33.13         3,700
05/19/98      33.00           500
05/20/98      33.00           800
05/21/98      33.13         2,000
05/22/98      33.50         1,100
05/26/98      33.00             0
05/27/98      33.00         2,900
05/28/98      32.94           300
05/29/98      32.50             0
06/01/98      32.50             0
06/02/98      32.50             0
06/03/98      32.50             0
06/04/98      32.50             0
06/05/98      32.50             0
06/08/98      32.50             0
06/09/98      32.50           800
06/10/98      32.50           300
06/11/98      32.50         1,900
06/12/98      32.75           200
06/15/98      33.00           700
06/16/98      32.50         1,000
06/17/98      33.25         1,000
06/18/98      32.31             0
06/19/98      32.31             0
06/22/98      32.31           200
06/23/98      32.31             0
06/24/98      32.44         3,400
06/25/98      32.31             0
06/26/98      32.31             0
06/29/98      32.31             0
06/30/98      32.31           300
07/01/98      32.31             0
07/02/98      33.25           500
07/06/98      33.63         1,500
07/07/98      32.31             0
07/08/98      32.50         5,500
07/09/98      32.38           500
07/10/98      33.13           300
07/13/98      32.44         3,800
07/14/98      32.25         1,100
07/15/98      32.38             0
07/16/98      32.63             0
07/17/98      32.75             0
07/20/98      32.69         1,500
07/21/98      32.50         2,100
07/22/98      33.00         7,300
07/23/98      32.75           100
07/24/98      32.38         3,600
07/27/98      32.38         1,500
07/28/98      32.13           200
07/29/98      32.06         1,600
07/30/98      32.19        10,700
07/31/98      32.50         3,000
08/03/98      32.38           400
08/04/98      32.00         5,500
08/05/98      32.00             0
08/06/98      32.56           400
08/07/98      32.50             0
08/10/98      32.00             0
08/11/98      32.00           900
08/12/98      32.13             0
08/13/98      32.00             0
08/14/98      32.13         2,000
08/17/98      32.13         3,000
08/18/98      32.13         1,200
08/19/98      32.13           600
08/20/98      32.13         1,700
08/21/98      32.50        43,400
08/24/98      32.38        26,600
08/25/98      32.38         1,200
08/26/98      32.25         4,000
08/27/98      32.75           300
08/28/98      32.75         4,500


---------------------------------- Houlihan Lokey Howard & Zukin Capital --- 28

                                                   Emerging Communications, Inc.
--------------------------------------------------------------------------------


Comparable Company Descriptions
--------------------------------------------------------------------------------

D & E COMMUNICATIONS, INC.

D & E Communications, Inc. (the "Company"), through subsidiaries, provides telecommunications services for local exchange and long distance markets, and sells related systems equipment to customers in the southcentral Pennsylvania area; and provides network access services for switching and transporting telephone calls. Other communications services include computer network design and installation, directory advertising, and billing and collection services. Red Rose Communications, Inc., wholly owned, sells, installs and maintains telecommunications equipment, providing service for approximately 2,400 business customers in central and eastern Pennsylvania Red Rose also operates a retail store that specializes in communications equipment such as telephones and accessories.

                             D & E Communications
                     Daily Stock Price and Volume History


D&E
---

                Price        Volume
                -----        ------

08/11/97        18.25             0
08/12/97        18.25             0
08/13/97        20.50         1,000
08/14/97        20.00           100
08/15/97        18.25             0
08/18/97        18.25             0
08/19/97        18.25             0
08/20/97        20.00         2,300
08/21/97        20.25         1,200
08/22/97        18.75         2,000
08/25/97        18.25         1,000
08/26/97        18.25         2,000
08/27/97        18.00             0
08/28/97        18.00             0
08/29/97        18.00             0
09/02/97        18.00             0
09/03/97        18.00           300
09/04/97        20.00           200
09/05/97        18.00         1,500
09/08/97        18.00         1,200
09/09/97        17.50         2,000
09/10/97        18.75           400
09/11/97        17.50             0
09/12/97        17.50             0
09/15/97        19.50           100
09/16/97        18.00           200
09/17/97        19.50           400
09/18/97        19.50         2,700
09/19/97        18.50         1,500
09/22/97        19.13         6,600
09/23/97        18.00         1,400
09/24/97        17.63         2,400
09/25/97        18.50         1,100
09/26/97        17.50             0
09/29/97        18.50           400
09/30/97        18.00         2,500
10/01/97        18.63           100
10/02/97        17.25             0
10/03/97        17.25             0
10/06/97        18.88         6,000
10/07/97        18.00         1,200
10/08/97        18.00         6,700
10/09/97        17.50             0
10/10/97        19.25           300
10/13/97        19.25           100
10/14/97        17.38             0
10/15/97        19.00         1,100
10/16/97        17.25             0
10/17/97        17.38             0
10/20/97        17.38             0
10/21/97        17.25         3,300
10/22/97        18.00           600
10/23/97        17.00         2,700
10/24/97        17.00             0
10/27/97        18.25           100
10/28/97        17.00           400
10/29/97        18.50           100
10/30/97        17.00         2,600
10/31/97        16.75         2,000
11/03/97        16.69         2,500
11/04/97        19.50        17,700
11/05/97        18.50        13,600
11/06/97        19.75         1,000
11/07/97        19.50         2,100
11/10/97        19.00         1,800
11/11/97        18.75         2,400
11/12/97        19.00           200
11/13/97        19.00         4,100
11/14/97        18.63             0
11/17/97        19.00           700
11/18/97        19.25           500
11/19/97        18.50           800
11/20/97        18.63           200
11/21/97        18.63           600
11/24/97        19.25           500
11/25/97        19.00         5,600
11/26/97        19.25           500
11/28/97        18.38             0
12/01/97        18.38             0
12/02/97        19.13           400
12/03/97        18.38             0
12/04/97        19.13         2,600
12/05/97        19.00         3,600
12/08/97        19.13         9,200
12/09/97        19.00         1,000
12/10/97        19.13           400
12/11/97        18.50         3,500
12/12/97        18.13         1,700
12/15/97        19.00           400
12/16/97        18.88           800
12/17/97        19.00           200
12/18/97        17.88             0
12/19/97        17.88         4,100
12/22/97        18.00         1,100
12/23/97        17.50           900
12/24/97        17.75         1,200
12/26/97        18.38         1,800
12/29/97        18.13         2,500
12/30/97        18.13           700
12/31/97        18.13           300
01/02/98        17.00             0
01/05/98        17.63         1,000
01/06/98        17.63         9,600
01/07/98        18.00         1,000
01/08/98        18.25         1,000
01/09/98        17.25             0
01/12/98        17.00         2,600
01/13/98        17.00         3,100
01/14/98        17.00           800
01/15/98        17.19         5,600
01/16/98        16.75         3,500
01/20/98        18.00           100
01/21/98        16.50           500
01/22/98        17.75           200
01/23/98        16.50         1,100
01/26/98        17.25           100
01/27/98        17.00         6,400
01/28/98        17.00           600
01/29/98        17.00         4,200
01/30/98        16.50             0
02/02/98        16.50             0
02/03/98        17.50           400
02/04/98        17.50           100
02/05/98        17.50           900
02/06/98        17.25         5,500
02/09/98        17.25         3,100
02/10/98        17.75         1,000
02/11/98        16.75             0
02/12/98        17.75         1,400
02/13/98        17.25         1,700
02/17/98        17.75         4,300
02/18/98        18.25        25,400
02/19/98        18.50         2,500
02/20/98        17.88             0
02/23/98        18.63         2,600
02/24/98        18.25         1,200
02/25/98        18.25             0
02/26/98        18.75         5,200
02/27/98        18.50         3,600
03/02/98        18.25             0
03/03/98        18.50         4,700
03/04/98        19.00        13,600
03/05/98        17.50         3,400
03/06/98        18.50         3,100
03/09/98        18.50         3,100
03/10/98        18.75         2,800
03/11/98        17.75         3,100
03/12/98        17.75           800
03/13/98        17.75             0
03/16/98        18.25           300
03/17/98        18.25           800
03/18/98        17.50             0
03/19/98        18.00           100
03/20/98        17.75             0
03/23/98        17.63           500
03/24/98        17.75           600
03/25/98        18.25         3,200
03/26/98        17.50         1,800
03/27/98        18.00           600
03/30/98        18.25           700
03/31/98        18.25         1,200
04/01/98        18.00         1,400
04/02/98        17.50         2,200
04/03/98        18.25           600
04/06/98        17.75         3,400
04/07/98        17.75         1,000
04/08/98        17.63         1,800
04/09/98        17.25           500
04/13/98        17.00           500
04/14/98        18.25           700
04/15/98        18.00           100
04/16/98        17.00           800
04/17/98        17.88         3,500
04/20/98        17.50         2,400
04/21/98        17.00           400
04/22/98        17.75         1,000
04/23/98        17.25           800
04/24/98        18.13         3,300
04/27/98        18.13         1,300
04/28/98        17.50             0
04/29/98        18.00           100
04/30/98        18.00         3,100
05/01/98        17.75           800
05/04/98        17.25         1,200
05/05/98        18.00           800
05/06/98        17.63             0
05/07/98        18.00         3,400
05/08/98        18.00         1,500
05/11/98        18.00           800
05/12/98        18.00           700
05/13/98        18.00         2,500
05/14/98        18.25           700
05/15/98        18.00             0
05/18/98        18.25           900
05/19/98        18.25           300
05/20/98        18.00           200
05/21/98        18.00             0
05/22/98        18.00         1,800
05/26/98        18.00         1,400
05/27/98        17.75             0
05/28/98        18.00           600
05/29/98        17.75             0
06/01/98        17.75           300
06/02/98        18.00         2,000
06/03/98        17.75             0
06/04/98        18.00         3,600
06/05/98        17.75             0
06/08/98        17.50         2,500
06/09/98        17.75           500
06/10/98        17.75           200
06/11/98        17.75           900
06/12/98        17.50           700
06/15/98        17.00             0
06/16/98        17.00         2,300
06/17/98        17.00           800
06/18/98        17.00             0
06/19/98        17.00           600
06/22/98        17.00         1,300
06/23/98        16.88             0
06/24/98        17.25             0
06/25/98        17.25         1,500
06/26/98        17.75           200
06/29/98        16.88           700
06/30/98        17.50         2,300
07/01/98        17.13         1,500
07/02/98        16.88           500
07/06/98        16.75        13,100
07/07/98        16.50        10,000
07/08/98        16.25           500
07/09/98        17.00           400
07/10/98        16.00             0
07/13/98        16.00           200
07/14/98        16.75         1,100
07/15/98        17.00           100
07/16/98        16.00             0
07/17/98        17.00           900
07/20/98        16.00             0
07/21/98        16.25             0
07/22/98        16.50         1,200
07/23/98        16.00         1,200
07/24/98        16.75           500
07/27/98        16.00             0
07/28/98        16.38         4,100
07/29/98        16.00           900
07/30/98        16.00           700
07/31/98        16.75         2,100
08/03/98        16.00             0
08/04/98        16.00         1,400
08/05/98        16.00             0
08/06/98        16.38         1,300
08/07/98        16.00             0
08/10/98        16.00           200
08/11/98        16.00         3,200
08/12/98        15.50             0
08/13/98        15.50         2,800
08/14/98        16.25         4,000
08/17/98        15.00         3,100
08/18/98        15.00             0
08/19/98        15.88         2,100
08/20/98        15.88           500
08/21/98        15.00           700
08/24/98        15.00           100
08/25/98        16.25           700
08/26/98        15.00             0
08/27/98        15.00             0
08/28/98        15.00             0


---------------------------------- Houlihan Lokey Howard & Zukin Capital --- 29

                                                   Emerging Communications, Inc.
--------------------------------------------------------------------------------


Comparable Company Descriptions
--------------------------------------------------------------------------------


HICKORY TECH CORP.

Hickory Tech Corp. (the "Company") provides telephone and cable television services in Minnesota; billing and data processing services; and sells, leases and services telephone equipment. The Company operates though the following business segments: Telephone Segment provides local telephone service and interexchange network services in south central Minnesota, specifically Mankato (population 42,000) and eleven rural communities surrounding Mankato. In addition, the Company also provides local service for seven communities of the Amana Colonies in east central Iowa. The total number of lines served in 1996 was 44,583. In addition, this segment owns and operates two cable television franchises in the Mankato, Minnesota area and has minority interests in a rural cellular partnership. The Billing & Data Services Segment provides data processing service to local telephone companies, interexchange long distance companies and enhanced services providers throughout the United States. The Equipment Sales Segment sells and services telecommunications equipment in the Minneapolis/St. Paul metropolitan area and southern Minnesota. It primarily installs and maintains Nortel PBX and key system equipment and integrated software. The Telecommunications Product Development Segment designs, assembles and distributes unique telecommunications components for business telephone systems throughout North America, the United Kingdom and the Pacific Rim.


                           Hickory Tech Corporation
                     Daily Stock Price and Volume History

Hickory
-------
               Price         Volume
               -----         ------

08/11/97        9.75          9,300
08/12/97        9.67          4,500
08/13/97        9.75          4,500
08/14/97        9.50              0
08/15/97        9.58            300
08/18/97        9.96         11,100
08/19/97        9.58         32,700
08/20/97       10.00          4,500
08/21/97        9.96            300
08/22/97        9.58              0
08/25/97        9.58          1,800
08/26/97        9.58              0
08/27/97        9.79          2,100
08/28/97        9.71          7,200
08/29/97        9.58              0
09/02/97        9.58          1,500
09/03/97        9.58            600
09/04/97        9.75          9,000
09/05/97        9.58          3,000
09/08/97        9.71         20,100
09/09/97        9.83          3,000
09/10/97        9.67              0
09/11/97        9.67          1,200
09/12/97        9.79          6,300
09/15/97       10.08         59,400
09/16/97       10.33          5,700
09/17/97       10.29         27,000
09/18/97       10.42         60,300
09/19/97       10.92         42,600
09/22/97       10.71         12,000
09/23/97       10.75         35,700
09/24/97       10.50              0
09/25/97       10.58         14,700
09/26/97       10.67         12,900
09/29/97       10.63          9,600
09/30/97       10.83          6,900
10/01/97       10.96          2,400
10/02/97       10.96            600
10/03/97       11.08         16,800
10/06/97       11.33         17,700
10/07/97       11.33         14,100
10/08/97       11.50         17,400
10/09/97       11.58          6,600
10/10/97       11.33          1,500
10/13/97       11.46          5,700
10/14/97       11.50         43,200
10/15/97       11.33          4,800
10/16/97       11.29         23,700
10/17/97       11.67          8,400
10/20/97       11.83          1,800
10/21/97       11.67          7,800
10/22/97       11.50            600
10/23/97       11.83         17,400
10/24/97       11.88          5,400
10/27/97       11.67         19,800
10/28/97       11.67         30,600
10/29/97       11.58          4,500
10/30/97       11.67          3,600
10/31/97       11.42         25,500
11/03/97       11.79            900
11/04/97       11.50         11,700
11/05/97       11.42          3,600
11/06/97       11.63          2,700
11/07/97       11.67          7,800
11/10/97       11.42              0
11/11/97       11.63          1,500
11/12/97       11.58              0
11/13/97       11.54         18,600
11/14/97       11.50              0
11/17/97       11.67          1,500
11/18/97       11.71         24,000
11/19/97       11.67              0
11/20/97       11.67            600
11/21/97       11.67              0
11/24/97       11.75          6,300
11/25/97       11.75              0
11/26/97       11.75              0
11/28/97       11.75          6,900
12/01/97       11.75          6,900
12/02/97       11.75              0
12/03/97       11.71          8,700
12/04/97       11.58          1,800
12/05/97       11.58              0
12/08/97       11.83          7,200
12/09/97       11.50              0
12/10/97       11.50          6,600
12/11/97       11.50              0
12/12/97       11.50            900
12/15/97       11.50          1,200
12/16/97       11.50          2,400
12/17/97       11.63          6,300
12/18/97       11.58            300
12/19/97       11.58          3,900
12/22/97       11.63          8,700
12/23/97       11.58          1,500
12/24/97       11.58              0
12/26/97       11.58          5,700
12/29/97       11.58          4,800
12/30/97       11.88          2,700
12/31/97       11.92         11,700
01/02/98       12.04         15,300
01/05/98       11.92          8,700
01/06/98       11.71          3,900
01/07/98       12.00         16,200
01/08/98       12.00         27,300
01/09/98       11.92         48,600
01/12/98       11.75         21,900
01/13/98       12.00          5,400
01/14/98       11.88          1,200
01/15/98       11.88          2,400
01/16/98       12.00            900
01/20/98       12.00          7,500
01/21/98       11.88          5,700
01/22/98       11.92         31,200
01/23/98       12.00          1,200
01/26/98       12.17          2,100
01/27/98       11.67          8,400
01/28/98       11.92          2,400
01/29/98       12.17          3,300
01/30/98       12.04          2,100
02/02/98       12.08         18,600
02/03/98       12.25         42,900
02/04/98       12.42         17,100
02/05/98       12.42         13,500
02/06/98       12.58          6,600
02/09/98       12.83          9,600
02/10/98       12.58          2,100
02/11/98       12.29          9,900
02/12/98       12.08         54,000
02/13/98       12.25          1,200
02/17/98       12.33          1,200
02/18/98       12.08          1,200
02/19/98       12.17          2,400
02/20/98       12.17          7,800
02/23/98       12.25            600
02/24/98       12.00          8,100
02/25/98       12.00        109,500
02/26/98       12.58          6,300
02/27/98       12.58          1,500
03/02/98       12.17              0
03/03/98       12.42          1,200
03/04/98       12.25          5,400
03/05/98       12.33          7,500
03/06/98       12.42          1,200
03/09/98       12.25            300
03/10/98       12.42          1,200
03/11/98       12.42            600
03/12/98       12.60              0
03/13/98       12.38            600
03/16/98       12.33         15,600
03/17/98       12.33          4,200
03/18/98       12.50            600
03/19/98       12.33         12,900
03/20/98       12.50          7,200
03/23/98       12.25          3,600
03/24/98       12.42          9,000
03/25/98       12.25          5,700
03/26/98       12.25          4,800
03/27/98       12.46            900
03/30/98       12.46          3,600
03/31/98       12.25              0
04/01/98       12.25            900
04/02/98       12.40          3,600
04/03/98       12.25              0
04/06/98       12.42          1,200
04/07/98       12.33         19,800
04/08/98       12.25              0
04/09/98       12.42          2,700
04/13/98       12.33          9,300
04/14/98       12.29            900
04/15/98       12.25            300
04/16/98       12.33          2,100
04/17/98       12.67          3,300
04/20/98       13.25         21,900
04/21/98       13.67          4,500
04/22/98       13.67         12,000
04/23/98       13.67        102,900
04/24/98       14.17         13,500
04/27/98       14.17          7,500
04/28/98       14.17              0
04/29/98       14.67          7,200
04/30/98       14.00          3,900
05/01/98       13.67            600
05/04/98       13.67            600
05/05/98       13.75            600
05/06/98       13.75              0
05/07/98       13.75              0
05/08/98       13.75            600
05/11/98       13.75              0
05/12/98       14.00         10,500
05/13/98       13.50              0
05/14/98       13.50          3,600
05/15/98       14.00          6,000
05/18/98       13.67            900
05/19/98       13.67              0
05/20/98       13.67          5,400
05/21/98       13.33          7,200
05/22/98       13.33          6,300
05/26/98       13.33          1,200
05/27/98       13.42          3,900
05/28/98       13.54          8,400
05/29/98       13.33              0
06/01/98       13.33              0
06/02/98       13.33          1,200
06/03/98       13.73          3,900
06/04/98       14.00          1,200
06/05/98       13.67          2,400
06/08/98       13.50          3,000
06/09/98       13.67         12,300
06/10/98       13.33          8,400
06/11/98       13.33              0
06/12/98       13.83          3,600
06/15/98       13.33              0
06/16/98       13.63          1,800
06/17/98       13.42          3,900
06/18/98       13.42            900
06/19/98       13.54          3,300
06/22/98       13.63          2,400
06/23/98       13.42            300
06/24/98       13.67          6,900
06/25/98       13.50            900
06/26/98       13.25          6,000
06/29/98       13.50          7,500
06/30/98       13.25          2,100
07/01/98       13.67            600
07/02/98       13.33              0
07/06/98       13.50          1,200
07/07/98       13.33            900
07/08/98       13.67          7,500
07/09/98       14.00          3,600
07/10/98       13.33          2,700
07/13/98       13.50          5,100
07/14/98       13.00              0
07/15/98       13.00          5,700
07/16/98       13.50            900
07/17/98       13.50            300
07/20/98       14.00         13,500
07/21/98       14.00        171,300
07/22/98       14.25         12,000
07/23/98       14.83         51,900
07/24/98       14.33         56,400
07/27/98       14.17         35,100
07/28/98       14.33         18,300
07/29/98       14.50         19,200
07/30/98       15.33         21,300
07/31/98       15.54         17,700
08/03/98       15.00         15,900
08/04/98       14.79         17,100
08/05/98       14.25          3,900
08/06/98       14.50         14,100
08/07/98       13.75         13,800
08/10/98       14.42          7,200
08/11/98       14.50          1,800
08/12/98       14.50         66,000
08/13/98       13.92         16,800
08/14/98       13.71         28,200
08/17/98       13.92          9,000
08/18/98       14.00          7,500
08/19/98       13.50          8,100
08/20/98       13.50          7,100
08/21/98       12.88         11,900
08/24/98       13.38          1,200
08/25/98       13.25          4,000
08/26/98       13.06          1,800
08/27/98       12.50         13,200
08/28/98       12.00          8,200



---------------------------------- Houlihan Lokey Howard & Zukin Capital --- 30

                                                   Emerging Communications, Inc.
--------------------------------------------------------------------------------


Comparable Company Descriptions
--------------------------------------------------------------------------------

NORTH PITTSBURGH SYSTEMS, INC.

North Pittsburgh Systems, Inc. (the "Company"), through subsidiaries, provides telecommunication services to customers in western Pennsylvania; provides facilities for special circuits (alarms, data transmission, etc.), mobile telephone and other services; and receives revenue from the sale of advertising space in telephone directories. The Company provides telecommunication services to customers generally located within Allegheny, Armstrong, Butler, and Westmoreland Counties in western Pennsylvania servicing approximately 61,500 customers at January 31, 1997. Telephone service to areas outside the Company's franchised telephone service territory is furnished through switched and special access connections with Bell Atlantic-Pennsylvania, Inc., other independent telephone companies, various Interexchange Carriers and resellers.


                           North Pittsburgh Systems
                     Daily Stock Price and Volume History

North Pitts.
------------

             Price        Volume
             -----        ------

08/11/97     17.38         3,000
08/12/97     16.88         1,800
08/13/97     16.25         4,300
08/14/97     17.50           200
08/15/97     16.00         1,200
08/18/97     16.00         5,300
08/19/97     15.50             0
08/20/97     16.00         2,100
08/21/97     16.00         3,700
08/22/97     16.00         1,000
08/25/97     16.75           500
08/26/97     15.25             0
08/27/97     15.50           500
08/28/97     16.75         3,600
08/29/97     16.75         1,100
09/02/97     15.50         5,400
09/03/97     17.13        12,200
09/04/97     17.25         3,100
09/05/97     16.50         3,000
09/08/97     16.75         3,000
09/09/97     16.50             0
09/10/97     16.75           700
09/11/97     16.50         1,300
09/12/97     16.25             0
09/15/97     17.00           100
09/16/97     17.25         1,000
09/17/97     17.00         2,500
09/18/97     16.25             0
09/19/97     16.50         4,900
09/22/97     16.75           700
09/23/97     17.50         3,100
09/24/97     16.75           900
09/25/97     17.50         4,800
09/26/97     17.00         2,000
09/29/97     17.00         1,500
09/30/97     17.50         3,000
10/01/97     18.38         6,300
10/02/97     18.00         3,000
10/03/97     17.75         6,900
10/06/97     17.00         2,600
10/07/97     17.25         4,000
10/08/97     18.00        10,100
10/09/97     18.00         2,200
10/10/97     18.00         3,900
10/13/97     17.00         2,900
10/14/97     17.50         5,800
10/15/97     17.50           200
10/16/97     17.75        13,700
10/17/97     17.75         8,000
10/20/97     16.75         7,000
10/21/97     16.50         4,400
10/22/97     17.25         4,600
10/23/97     16.50         1,200
10/24/97     17.13           100
10/27/97     17.13         2,700
10/28/97     16.25         1,400
10/29/97     17.38         7,800
10/30/97     16.50         5,500
10/31/97     17.13         4,000
11/03/97     16.88           400
11/04/97     16.50         1,800
11/05/97     17.00         4,400
11/06/97     17.50         5,400
11/07/97     17.75         4,000
11/10/97     17.69         6,300
11/11/97     17.31        12,800
11/12/97     17.19         4,800
11/13/97     17.63         3,100
11/14/97     17.88         4,100
11/17/97     17.38         1,500
11/18/97     17.63         4,200
11/19/97     17.88         2,500
11/20/97     17.75        11,100
11/21/97     17.63         3,600
11/24/97     17.56        12,700
11/25/97     17.88         1,300
11/26/97     17.75        13,400
11/28/97     17.56           300
12/01/97     18.50        21,100
12/02/97     18.13        33,600
12/03/97     18.00        14,900
12/04/97     18.25           900
12/05/97     18.25         1,400
12/08/97     18.06           100
12/09/97     19.38        21,900
12/10/97     19.00         7,900
12/11/97     19.00         2,200
12/12/97     18.88         3,100
12/15/97     18.75         5,700
12/16/97     18.19         3,700
12/17/97     18.25           600
12/18/97     18.25         6,200
12/19/97     18.50         6,300
12/22/97     18.25         8,400
12/23/97     18.44         4,500
12/24/97     18.19           200
12/26/97     18.13         2,000
12/29/97     18.16         5,300
12/30/97     18.31         3,500
12/31/97     18.31         1,600
01/02/98     18.75         1,700
01/05/98     18.13         4,500
01/06/98     18.13         2,900
01/07/98     17.63         1,000
01/08/98     17.75         1,100
01/09/98     17.63         2,900
01/12/98     17.94         1,400
01/13/98     17.00         4,600
01/14/98     17.75           300
01/15/98     17.00         1,300
01/16/98     17.31         6,000
01/20/98     17.50         2,700
01/21/98     17.13         1,000
01/22/98     17.50         1,300
01/23/98     16.81         4,600
01/26/98     16.25         6,300
01/27/98     14.88        38,400
01/28/98     15.75         5,200
01/29/98     17.25        25,600
01/30/98     17.00         9,700
02/02/98     16.81         5,600
02/03/98     17.00         3,800
02/04/98     16.25           800
02/05/98     16.50         1,900
02/06/98     17.00         2,100
02/09/98     16.75         7,200
02/10/98     16.63         1,200
02/11/98     16.00         6,600
02/12/98     16.25         5,700
02/13/98     17.00           700
02/17/98     16.25           700
02/18/98     16.50        10,300
02/19/98     16.75         4,000
02/20/98     16.25         4,100
02/23/98     16.13         4,600
02/24/98     17.00         2,100
02/25/98     17.00         1,200
02/26/98     16.38         5,800
02/27/98     16.50         2,700
03/02/98     16.13         2,200
03/03/98     16.75         9,400
03/04/98     16.75         5,100
03/05/98     16.34         8,000
03/06/98     17.00        16,300
03/09/98     16.50         7,300
03/10/98     16.63         5,500
03/11/98     16.69         3,700
03/12/98     16.63         5,400
03/13/98     16.50         9,800
03/16/98     16.69         5,600
03/17/98     16.63         9,200
03/18/98     16.75         5,700
03/19/98     16.19         9,000
03/20/98     17.00         5,000
03/23/98     17.00         8,600
03/24/98     16.25         4,400
03/25/98     16.50         6,500
03/26/98     16.75         1,500
03/27/98     16.75         4,100
03/30/98     16.25         1,800
03/31/98     16.13        19,700
04/01/98     16.50        13,700
04/02/98     15.50        14,300
04/03/98     15.75           700
04/06/98     15.75           500
04/07/98     15.25        20,700
04/08/98     15.25         9,700
04/09/98     15.13         1,900
04/13/98     13.88        63,500
04/14/98     15.00        24,100
04/15/98     14.63         5,200
04/16/98     15.25        12,600
04/17/98     15.00         4,900
04/20/98     15.00         9,300
04/21/98     14.63         4,600
04/22/98     15.13           500
04/23/98     14.59         5,600
04/24/98     14.81         9,700
04/27/98     14.75         9,500
04/28/98     14.50        15,600
04/29/98     15.13        17,400
04/30/98     14.25        19,700
05/01/98     15.00        10,500
05/04/98     15.50           400
05/05/98     15.75        11,800
05/06/98     15.63        17,500
05/07/98     15.19        14,600
05/08/98     14.88        19,600
05/11/98     15.06        24,600
05/12/98     15.25         8,300
05/13/98     15.63        13,600
05/14/98     15.75        15,700
05/15/98     16.31         9,700
05/18/98     16.09         7,000
05/19/98     16.50         3,400
05/20/98     16.50         7,000
05/21/98     16.13         3,200
05/22/98     16.00         2,600
05/26/98     15.13         5,300
05/27/98     15.00        11,900
05/28/98     15.88         5,100
05/29/98     15.75         7,500
06/01/98     15.25         3,400
06/02/98     15.19         3,600
06/03/98     15.13        11,000
06/04/98     15.75         2,000
06/05/98     15.75         3,000
06/08/98     15.69         9,500
06/09/98     15.69         4,000
06/10/98     14.69        26,800
06/11/98     15.25         4,100
06/12/98     15.50         3,500
06/15/98     15.00         8,300
06/16/98     14.88         6,700
06/17/98     16.00         3,000
06/18/98     16.50        13,000
06/19/98     16.25        19,500
06/22/98     16.25         3,900
06/23/98     16.25         3,700
06/24/98     16.25         1,200
06/25/98     16.38         6,500
06/26/98     16.50         3,400
06/29/98     16.13         1,000
06/30/98     15.94         8,800
07/01/98     16.00        17,900
07/02/98     15.25         2,000
07/06/98     14.63        11,300
07/07/98     14.75         6,600
07/08/98     15.13        12,400
07/09/98     14.75           900
07/10/98     15.50         1,300
07/13/98     15.50         3,600
07/14/98     15.25         2,600
07/15/98     15.75         1,100
07/16/98     15.63             0
07/17/98     15.50        10,800
07/20/98     15.50         7,300
07/21/98     15.25         2,200
07/22/98     14.88           900
07/23/98     14.88         4,600
07/24/98     14.75        13,100
07/27/98     14.75         3,500
07/28/98     14.50           800
07/29/98     13.56        17,500
07/30/98     13.50        10,100
07/31/98     13.50         5,100
08/03/98     13.75         4,500
08/04/98     13.38        10,000
08/05/98     13.50         3,800
08/06/98     13.50        10,100
08/07/98     13.25        21,000
08/10/98     14.00         1,000
08/11/98     13.63         8,100
08/12/98     13.41           500
08/13/98     13.31           700
08/14/98     13.50         2,500
08/17/98     13.44         2,400
08/18/98     13.25        11,300
08/19/98     13.63         7,300
08/20/98     13.25           600
08/21/98     13.06        10,200
08/24/98     13.00         4,200
08/25/98     13.44         3,300
08/26/98     13.25         3,400
08/27/98     13.25         2,600
08/28/98     13.00         3,900


---------------------------------- Houlihan Lokey Howard & Zukin Capital --- 31